Exhibit 10.4

RECORDED AT THE REQUEST OF, AND
AFTER RECORDING PLEASE RETURN TO:

Dorsey & Whitney LLP
ATTN: Heath Waddingham

111 South Main Street, Suite 2100
Salt Lake City, UT 84111

APN:	See Exhibit A

The undersigned affirms that this document does not
contain the personal information of any person

DEED OF TRUST, ASSIGNMENT OF LEASES,
RENTS AND CONTRACTS, SECURITY AGREEMENT
AND FIXTURE FILING

BULLFROG MINES LLC, CR REWARD LLC, CR REWARD WATER HOLDINGS LLC,
ROCKY MOUNTAIN MINERALS CORP., and STANDARD GOLD CORP., as

Trustors

to

FIRST AMERICAN TITLE INSURANCE COMPANY, as Trustee

for the benefit of

AUGUSTA INVESTMENTS INC., as Beneficiary

THIS DEED OF TRUST, ASSIGNMENT OF LEASES, RENTS AND CONTRACTS, SECURITY AGREEMENT AND FIXTURE FILING (“Deed of Trust”) is made as of March 27, 2024, by BULLFROG MINES LLC, a Delaware limited liability company (“Bullfrog”); CR REWARD LLC, a Nevada limited liability company (“Reward”); CR REWARD WATER HOLDINGS LLC, a Nevada limited liability company (“WaterCo”); ROCKY MOUNTAIN MINERALS CORP., a Nevada corporation (“RMMC”); and STANDARD GOLD CORP., a Nevada corporation (“Standard” and individually and collectively with Bullfrog, Reward, WaterCo, and RMMC, “Trustor”), as trustors, whose mailing address is c/o Augusta Gold Corp., Suite 555 – 999 Canada Place, Vancouver, British Columbia, Canada V6C 3E1, to FIRST AMERICAN TITLE INSURANCE COMPANY, as trustee, whose mailing address is 5310 Kietzke Lane, Suite 100, Reno, Nevada 89511 (“Trustee”), for the benefit of AUGUSTA INVESTMENTS INC., a British Virgin Islands corporation, as beneficiary (“Beneficiary”).

RECITALS

A. Augusta Gold Corp., a Nevada corporation (the “Company”), and Beneficiary are parties to that certain Secured Promissory Note Purchase Agreement dated September 13, 2022 as amended March 27, 2024 (the “Purchase Agreement”), pursuant to which the Company issued to Beneficiary an Amended and Restated Secured Promissory Note dated March 27, 2024 (the “Note”).

B. Pursuant to the Purchase Agreement and the Note, the obligations of the Company under the Purchase Agreement are to be secured by Trustor, which is a directly or indirectly wholly-owned subsidiary of the Company.

C. It is a requirement under the Purchase Agreement and the Note that Trustor execute and deliver this Deed of Trust and Trustor acknowledges that it will benefit from and receive adequate consideration for the granting of this Deed of Trust.

D. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement.

AGREEMENT

FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, Trustor hereby irrevocably grants, transfers, conveys and assigns to Trustee, in trust, with power of sale and right of entry and possession, for the benefit and security of Beneficiary, under and subject to the terms and conditions hereof, all of Trustor’s present and future rights, titles, interests and claims in and to all of the following described property whether now owned or hereafter acquired (all of Trustor’s present and future rights, titles, interests and claims in the property described in the following clauses (a) through (m) severally and collectively, the “Trust Estate”):

(a) Those certain fee parcels and patented mining claims (including all proceeds, royalties and income from all minerals or soil components (whether in-ground or extracted therefrom), mineral rights, mining rights, and all rights and claims to minerals (whether in-ground or extracted) contained on or within such properties), more particularly described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate therein as may now exist or hereafter may be acquired by Trustor, whether owned or leased by Trustor, located in Nye County, Nevada (collectively, the “Fee Property”);

(b) Those certain unpatented mining claims, minerals thereon and therein, all proceeds, royalties and income from all minerals or soil components (whether in-ground or extracted therefrom), all mineral (whether in-ground or extracted) and mining rights relating thereto, and all rights and claims to minerals thereon or therein, whether owned or leased by Trustor, located in Nye County, Nevada (collectively, the “Mining Claims”), more particularly described in Exhibit A attached hereto and incorporated herein by this reference (collectively with the Fee Property, the “Real Property”), together with all rights appurtenant to the Real Property, including all easements and rights of way over any other adjoining land granted by any legal entitlements, easement agreements, covenant or restrictive agreements, and all air rights, minerals, mineral rights and interests, resources, reserves, land positions, stockpiled ore and minerals, overburden piles, tailings, byproducts, oil and gas rights, geothermal rights and resources, timber and development rights, if any, relating thereto, and also together with all of the other easements, rights, privileges, interests, hereditaments and appurtenances thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Trustor therein, either in law or in equity, in possession or expectancy, now or hereafter acquired, and all of Trustor’s rights and interest in and to streets, roads, ways, railways and public places, opened or postponed, and all rights of way, public or private, now or hereafter used in connection with, or belonging or appertaining to or being adjacent to the Real Property;

(c) Any and all buildings and other improvements now or hereafter erected on the Real Property including fixtures, attachments, appliances, equipment, machinery, and other personal property attached or affixed to, installed in, or used in connection with such buildings and other improvements (the “Improvements”), all of which shall be deemed and construed to be a part of the Real Property;

(d) All rents, issues, profits, claims, royalties, income, accounts and other benefits now or hereafter derived from the Real Property and the Improvements (collectively the “Rents”), subject to the terms and provisions of Article 2 of this Deed of Trust with respect to all leases and subleases of the Real Property or Improvements now or hereafter existing or entered into, or portions thereof, granted by Trustor, and further subject to the right, power and authority hereinafter given to Trustor to collect and apply such Rents;

(e) All surface and ground water and water rights, whether presently held or hereafter acquired, and whether appurtenant, severed, leased or otherwise controlled, of all legal dispositions or status (including temporary, adjudicated, vested, decreed, certificated, permitted, leased, controlled, changed or modified water rights), appurtenant to or used or usable in connection with the Real Property, including the water rights listed in Exhibit A and including any and all shares of stock and membership interests evidencing any such rights (whether certificated or uncertificated), contracts, agreements, entitlements and authorizations evidencing the same, similar or associated right or interest in any water, ditch, irrigation or canal company, whether presently existing or hereafter created, recognized, obtained or acquired (including entitlements, connection credits and other authorizations of any kind from any public or private water supplier or entity), and including all easements, rights of way, wells, pumps, casing, downhole equipment, meters, utilities and utility lines, diversion structures, canals, ditches, pipelines, headgates, weirs and other entitlements, improvements, fixtures and facilities used to withdraw, pump, divert, store, transport and use said water and water rights (collectively the “Water Rights”);

(f) All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, utility reservations and capacity rights, and other rights now owned or hereafter acquired by Trustor used in connection with the Real Property or the Improvements or as a means of access thereto (including all rights pursuant to any trackage agreement and all rights to the nonexclusive use of common drive entries, and all powers, estates, rights, titles, interests, minerals, royalties, privileges, liberties, tenements, hereditaments and appurtenances thereof and thereto);

(g) All grazing and range rights relating or pertaining to the Real Property; all oil, gas, minerals (including all gold, silver, copper and other precious and base metals) and their intermediate products such as mineral bearing products, such as mineral bearing ores and concentrates, coal and other substances of any kind or character on the Real Property; all electrical users rights in or hereafter relating to or used in connection with the Real Property; all shares of stock and membership interests evidencing any such rights; all fixtures and equipment (whether or not annexed thereto) now or hereafter used for the production or distribution of minerals, water or electricity in connection with the use or occupancy of the Real Property or for the drainage or supply thereof; and all appendages, appurtenances, covenants, easements, hereditaments, liberties, privileges, rights of way, tenements and other rights benefiting, or otherwise relating to, the Real Property and/or the Improvements or any owner, occupier or user thereof;

(h) All now or hereafter existing leases or licenses (under which Trustor is landlord) and subleases (under which Trustor is sublandlord), concession, management, mineral or other agreements of a similar kind that permit the use or occupancy of all or any portion of the Trust Estate for any purpose in return for any payment, or the extraction or taking of any gas, water, geothermal resources or other minerals from the Trust Estate in return for payment of any fee, rent or royalty, including Trustor’s right, title and interest as lessor in the same (collectively, “Leases”);

(i) All right, title, and interest of Trustor in (i) the property and interests in property described in Exhibit B attached hereto and incorporated herein by reference, (ii) all other personal property now or hereafter owned or acquired by Trustor that is now or hereafter located on or used in connection with or related to the Real Property or the Improvements, (iii) all other rights and interests of Trustor now or hereafter held in personal property that is now or hereafter located on or used in connection with the Real Property or the Improvements, and (iv) all proceeds thereof (such personal property and proceeds are referred to herein collectively as the “Personal Property”);

(j) All rights of Trustor under any covenants, conditions and restrictions affecting the Real Property or the Improvements whethe r now existing or hereafter arising, including all voting rights, declarant’s rights, developer rights and similar rights arising under any such covenants, conditions and restrictions (collectively, the “CC&Rs”), provided, Trustor shall retain the right to exercise its privileges under the CC&Rs (subject in all respects to the terms of the Purchase Agreement) before any Event of Default (as defined below) and thereafter subject to Trustee’s and Beneficiary’s rights hereunder and under the Purchase Agreement;

(k) All rights (but none of the obligations) of Trustor under any contracts, agreements, licenses or other documents affecting, relating to, executed in connection with, or used in the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition, management or ownership of the Real Property or Improvements or the sale of goods or services produced in or relating to the Real Property or the Improvements (collectively, the “Other Agreements”), provided, Trustor shall retain the right to exercise its privileges under the Other Agreements (subject in all respects to the terms of the Purchase Agreement) before any Event of Default and thereafter subject to Trustee’s and Beneficiary’s rights hereunder and under the Purchase Agreement;

(l) All the estate, interest, right, title, other claim or demand, both in law and in equity (including claims or demands with respect to the proceeds of insurance in effect with respect thereto) that Trustor now has or may hereafter acquire in the Real Property, the Improvements, the Personal Property or any other part of the Trust Estate, and any and all awards made for the taking by eminent domain, or by any proceeding of purchase in lieu thereof, of the whole or any part of the Trust Estate (including any awards resulting from a change of grade of streets and awards for severance damages); and

(m) All proceeds, products, rents, revenues, issues, profits, royalties, income, benefits, additions, renewals, extensions, substitutions, replacements, minerals and mineral rights (including the Mining Claims), whether in-ground or extracted, and accessions of, and to, any of the foregoing.

Notwithstanding the foregoing, the Trust Estate shall not include any of the Other Agreements or other permit or license to the extent that Trustor is expressly prohibited from granting a security interest in such instrument pursuant to the terms thereof, but only to the extent such prohibition is not invalidated under the Uniform Commercial Code or any Excluded Assets (as defined in Exhibit B). The foregoing descriptions of items constituting the Trust Estate shall be construed as cumulative and not limiting, and the terms “include” and “including,” when used in those descriptions and elsewhere in this Deed of Trust, shall mean without limitation by reason of enumeration. Unless the context clearly indicates otherwise, the terms “equipment,” “inventory,” “accounts,” “instruments,” “promissory notes,” “investment property,” “commercial tort claims,” “deposit accounts,” “letter-of-credit rights,” “supporting obligations,” “chattel paper,” “general intangibles,” “proceeds” and “products” shall have the meanings provided for those terms in the Uniform Commercial Code as adopted and enacted by the State of Nevada (as amended or replaced from time to time, the “Nevada Uniform Commercial Code”) in effect on the date of this Deed of Trust.

For the purpose of securing the payment of all amounts payable arising under the Purchase Agreement and the Note, and performance of its obligations under the Purchase Agreement, and all other indebtedness, obligations and liabilities, direct or indirect, absolute or contingent, matured or not, of the Company and Trustor to Beneficiary under the Purchase Agreement or hereunder, whether incurred before, at the time of, or subsequent to the execution hereof, whether incurred alone or with another or others, including extensions and renewals thereof (together, the “Secured Obligations”), which shall include interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition for bankruptcy, in accordance with and at the Interest Rate, as defined below (including any rate applicable upon any default or event of default under the Purchase Agreement or the Note, to the extent lawful), whether or not such interest is an allowable claim in such bankruptcy proceeding.

TRUSTOR HEREBY COVENANTS AND FURTHER AGREES AS FOLLOWS:

ARTICLE 1

COVENANTS AND AGREEMENTS OF TRUSTOR

1.01	Payment and Performance of Obligations; Protection of Lien.

(a) Trustor shall not sell, transfer, convey, lease, let, mortgage, pledge, encumber, create, or permit a lien on or security interest in, or otherwise hypothecate all or any part of the Trust Estate except for liens, encumbrances and transfers expressly permitted under the Purchase Agreement.

(b) This Deed of Trust provides a first position security interest and lien against the Trust Estate, subject to the terms and conditions of the Purchase Agreement. Trustor shall forever warrant and defend the title to the Trust Estate and priority of the lien of this Deed of Trust unto Beneficiary against the claims of all persons whomsoever.

(c) Trustor shall pay, or cause to be paid, when due and/or perform, or cause to be performed, each of the Secured Obligations. All covenants contained in the Purchase Agreement and the Note are hereby incorporated into this Deed of Trust by reference.

1.02 Maintenance, Repair, Alterations. Trustor shall keep, maintain, preserve and protect the Trust Estate in good repair, working order, and condition, ordinary wear and tear excepted. Trustor shall comply in all material respects with all Requirements (as defined below) and shall not suffer to occur or exist any violation in any material respect of any Requirement. Trustor shall not commit or permit any waste or deterioration of the Trust Estate, and, to the extent permitted by law or required by the Purchase Agreement, shall keep and maintain abutting grounds, roads, parking areas, etc. in good and neat order and repair. Trustor shall perform in all material respects its obligations under each Lease and the CC&Rs, if any. “Requirement” and “Requirements” mean, respectively, each and all obligations and requirements now or hereafter in effect by which Trustor or the Trust Estate are bound or which are otherwise applicable to the Trust Estate, any work or activity necessary to preserve and maintain the Trust Estate, preserve or maintain mining, leasehold or other rights in the Trust Estate, any construction of any Improvements on the Trust Estate, or operation, occupancy or use of the Trust Estate (including (i) such obligations and requirements imposed by common law or any law, statute, ordinance, regulation or rule (federal, state, or local), including any mining reports, filings, verifications of mining activity, etc. and (ii) such obligations and requirements of, in or in respect of (A) any consent, authorization, license, permit or approval relating to the Trust Estate, (B) any condition, covenant, restriction, easement or right-of-way reservation applicable to the Trust Estate, (C) any lien or encumbrance, (D) any other agreement, document or instrument to which Trustor is a party or by which Trustor or the Trust Estate is bound or affected (including the CC&Rs, if any, and the Other Agreements), and (E) any order, writ, judgment, injunction or award of any arbitrator, other private adjudicator, court, government or governmental authority (federal, state or local) to which Trustor is a party or by which Trustor or the Trust Estate is bound or affected).

1.03 Required Insurance. Trustor shall at all times provide, maintain and keep in force or cause to be provided, maintained and kept in force with respect to the Trust Estate policies of insurance in accordance with prudent mining practices or as required by the Purchase Agreement. All such policies of insurance required by this Deed of Trust shall contain endorsements or agreements by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Trustor or any party holding under Trustor that might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights to set off, counterclaims and deductions against Trustor.

1.04 Payment of Premiums. In the event Trustor fails to obtain or maintain the policies of insurance with respect to the Trust Estate required under this Deed of Trust, Beneficiary may, but without any obligation to do so, obtain such policies or take other action that it deems appropriate to remedy the failure and pursue its rights and remedies in the Purchase Agreement, the Note, and this Deed of Trust. All sums, including reasonable attorneys’ fees, so expended by or on behalf of Beneficiary will be a lien on the Trust Estate, will be secured by this Deed of Trust, and will be paid by Trustor on demand, together with interest at three percent (the “Interest Rate”). No payment or other action by Beneficiary under this Deed of Trust, including this section, will impair any other right or remedy available to Beneficiary or constitute a waiver of any default.

1.05 Casualties; Insurance Proceeds. After the happening of any material casualty to or in connection with the Trust Estate or any part thereof, whether or not covered by insurance, Trustor shall give prompt written notice thereof to Beneficiary. All proceeds of property casualty insurance with respect to the Trust Estate shall be payable to Beneficiary. If Trustor receives any proceeds of insurance resulting from such casualty, Trustor shall promptly pay over such proceeds to Beneficiary.

1.06 Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Deed of Trust as a mortgage, a sale under the power of sale, or any other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the Secured Obligations, all right, title and interest of Trustor in and to all policies of insurance required by Section 1.03 shall inure to the benefit of and pass to the successor in interest to Trustor or the purchaser or grantee of the Trust Estate, to the extent such policies are assignable pursuant to the terms thereof.

1.07 Waiver of Offset. Except for such notice as may be expressly required hereunder or under the Purchase Agreement, all sums payable by Trustor pursuant to the Purchase Agreement or this Deed of Trust shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof; (ii) any restriction or prevention of or interference by any person with any use of the Trust Estate or any part thereof; (iii) any title defect or encumbrance or any eviction from the Real Property or the Improvements or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; or (v) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Trustor shall have notice or knowledge of any of the foregoing.

1.08 Impositions.

(a) Trustor shall pay, or cause to be paid, before the date due, and in any event before delinquency, all real and personal property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever (including nongovernmental levies or assessments such as property owners’ association assessments, fees and dues, maintenance charges, water charges, water toll charges, irrigation fees and assessments, levies, or charges resulting from CC&Rs affecting the Trust Estate), that are assessed or imposed upon the Trust Estate or become due and payable and that create or may create if not paid a lien upon the Trust Estate (the above are sometimes referred to herein individually as an “Imposition” and collectively as “Impositions”), provided, however, that if by law any Imposition is payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments as the same becomes due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

(b) If at any time after the date hereof there shall be assessed or imposed a fee, tax or assessment on Beneficiary (other than income taxes) and measured by or based in whole or in part upon this Deed of Trust or the outstanding amount of the Secured Obligations, then all such taxes, assessments or fees shall be deemed to be included within the term “Impositions” as defined in Section 1.08(a) and Trustor shall, subject to Section 1.08(c), pay and discharge the same as herein provided with respect to the payment of Impositions. Subject to Section 1.08(c), if Trustor fails to pay such Impositions before delinquency, Beneficiary may, at its option, pay such Imposition or take other action that it deems appropriate to remedy the failure and pursue any and all rights and remedies hereunder or under the Purchase Agreement as an Event of Default, and such remedies may be pursued individually, singly or concurrently. All sums, including reasonable attorneys’ fees, so expended by or on behalf of Beneficiary shall be a lien on the Trust Estate, shall be secured by this Deed of Trust, and shall be paid by Trustor on demand, together with interest at the Interest Rate.

(c) Trustor shall have the right before and after any delinquency occurs to contest or object to the amount or validity of any Imposition by appropriate proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Trustor’s covenant to pay any such Imposition at the time and in the manner provided in this Section 1.08, unless Trustor has given prior written notice to Beneficiary of Trustor’s intent to so contest or object to an Imposition, and unless, in Beneficiary’s absolute and sole discretion, (i) Trustor shall demonstrate to Beneficiary’s satisfaction that the proceedings to be initiated by Trustor shall conclusively operate to prevent the sale of the Trust Estate or any part thereof or interest therein to satisfy such Imposition before final determination of such proceedings, (ii) Trustor shall furnish a good and sufficient bond or surety as requested by and satisfactory to Beneficiary, or (iii) Trustor shall demonstrate to Beneficiary’s satisfaction that Trustor has provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale or proceeding.

1.09 Utilities. Trustor shall pay when due all charges that are incurred by Trustor for the benefit of the Trust Estate or that may become a charge or lien against the Trust Estate for gas, electricity, water, sewer or other services furnished to the Trust Estate.

1.10 Actions Affecting Trust Estate. Trustor shall notify Beneficiary promptly upon obtaining written notice of any condemnation proceeding against the Trust Estate. Trustor shall appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder, and shall pay all reasonable and documented costs and expenses (including costs of evidence of title, litigation and attorneys’ fees) in any such action or proceeding in which Beneficiary or Trustee may appear. Notwithstanding the foregoing, Beneficiary may, but shall not be required to, participate in any such proceedings or contest, at Trustor’s sole cost and expense.

1.11 Appointment of Successor Trustee. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary, mailed to Trustor and recorded in the county in which the Trust Estate is located and by otherwise complying with the provisions of applicable law, substitute a successor or successors to any Trustee named herein or acting hereunder, and such successor(s) shall, without conveyance from the Trustee predecessor, succeed to all title, estate, rights, powers and duties of such predecessor.

1.12 Trustee’s Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and without affecting the personal liability of any person for payment of the Secured Obligations or the effect of this Deed of Trust upon the remainder of said Trust Estate, Trustee may: (a) reconvey any part of said Trust Estate, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or

(d)	join any extension agreement or any agreement subordinating the lien or charge hereof.

1.13 Beneficiary’s Powers. Without affecting the liability of any person liable for the payment of the Secured Obligations herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the Secured Obligations, Beneficiary may, from time to time and without notice: (a) release any person so liable, (b) extend the Secured Obligations, (c) release or reconvey, or cause to be released or reconveyed, at any time at Beneficiary’s option any parcel, portion or all of the Trust Estate, (d) take or release any other or additional security or any guaranty for any Secured Obligations herein mentioned, or (e) make compositions or other arrangements with debtors in relation thereto.

1.14 Compliance with Law. Trustor shall comply in all respects with all laws, rules, ordinances, codes, regulations, covenants, conditions, restrictions, easements and agreements pertaining to the Trust Estate. Trustor shall not permit, commit or suffer any act to be done in or upon the Trust Estate in violation of law. Trustor shall not initiate or acquiesce in any change in any zoning or other land use classification now or hereafter in effect and affecting the Trust Estate or any part thereof nor shall Trustor otherwise change or attempt to change the use of the Trust Estate or any portion thereof without in each case obtaining Beneficiary’s prior written discretionary consent thereto.

1.15 Mining Claims. Trustor agrees not to amend, modify, sell, transfer, convey, lease, sublease or terminate any of the Mining Claims which comprise a portion of the Trust Estate without the express written consent of Beneficiary, which consent may be given or withheld, conditioned or delayed in Beneficiary’s sole and absolute discretion. Consent to one such action shall not be deemed to be a waiver of the right to require consent to other, future or successive actions. Trustor agrees to and shall perform all obligations and agreements necessary to maintain all of the Mining Claims and shall not take any action or omit to take any action that would adversely affect or permit the termination of any Mining Claim. Trustor agrees to notify Beneficiary in writing with respect to any claim made or threatened against the validity or good standing of any portion of the Mining Claims. Trustor shall perform any required assessment work and timely prepare, record and file appropriate evidence of such work, together with the payment of all applicable fees as may be required from time to time under federal or state law. Trustor shall timely pay all annual mining claim maintenance or rental fees and make all federal and state filings with respect to the Mining Claims as are necessary or beneficial to maintain the Mining Claims in full effect as valid unpatented mining claims under federal and state law. Without limiting the foregoing, by no later than August 1 of each year, Trustor shall deliver to Beneficiary documentation of acknowledgment by the United States Bureau of Land Management (“BLM”) that the annual unpatented mining claim maintenance fees for all Mining Claims have been paid and copies of the annual affidavit and notice of intent to hold the Mining Claims as recorded in Nye County, Nevada. Trustor shall provide to Beneficiary a copy of all material correspondence received from, or sent to, the BLM, the Nye County Recorder, the State of Nevada or any third party, concerning the Mining Claims within five business days following receipt or transmittal by Trustor.

1.16 Water Rights. Trustor shall cause any and all Water Rights to be maintained in good standing. Trustor shall cause all equipment and facilities used in connection with the Water Rights to be maintained in a safe and properly operable condition. Trustor shall consistently place the Water Rights to beneficial use in a manner sufficient to prevent any possible forfeiture or partial forfeiture of any Water Right; provided, however, that Trustor, acting reasonably, may instead seek and obtain appropriate regulatory authorizations for nonuse of water prior to the time that any Water Right becomes subject to forfeiture or partial forfeiture. Trustor shall comply with all applicable statutes and rules pertaining to use of the Water Rights.

1.17 Indemnification. Trustor shall protect, indemnify, save harmless and defend Beneficiary and Trustee and their respective affiliates, officers, directors, shareholders, members, managers, employees, successors and assigns from and against any and all liability, loss, costs, charges, penalties, obligations, expenses, attorneys’ fees, litigation, judgments, damages, claims and demands imposed upon or incurred by or asserted against Beneficiary or Trustee by reason of (a) ownership by Trustee or Beneficiary of its interest in any portion of the Trust Estate pursuant to this Deed of Trust, (b) any accident or injury to or death of persons or loss of or damage to or loss of the use of property occurring on the Trust Estate or any part thereof, (c) any use, non-use or condition of the Trust Estate or any part thereof, (d) any failure on the part of Trustor to perform or comply with any of the terms of this Deed of Trust or any instrument or agreement secured hereby, (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Estate or any part thereof made or suffered to be made by or on behalf of Trustor, (f) any negligence or tortious act on the part of Trustor or any of its employees, agents, contractors, lessees, licensees or invitees, (g) any work in connection with any alterations, changes, new construction or demolition of the Trust Estate, whether or not permitted hereunder, or (h) the exercise by Beneficiary of any of its rights and remedies, or the performance of any of its obligations, under this Deed of Trust, except, in each case of the foregoing, to the extent such liability, loss, costs, charges, penalties, obligations, expenses, attorneys’ fees, litigation, judgments, damages, claims or demands results from the gross negligence, bad faith or willful misconduct (as determined pursuant to a non-appealable judgement by a court of competent jurisdiction) of such Trustee, Beneficiary or any of their respective affiliates, officers, directors, shareholders, members, managers, employees, successors or assigns which are seeking indemnification hereunder. All amounts payable to Beneficiary or Trustee, as the case may be, under this Section 1.17 shall be payable on demand and shall be deemed indebtedness secured by this Deed of Trust.

ARTICLE 2

ASSIGNMENT OF RENTS

2.01 Assignment of Rents. Trustor hereby irrevocably, absolutely, presently and unconditionally assigns, transfers and grants to Beneficiary (i) all present and future right and interest in and to the Rents, and hereby gives to and confers upon Beneficiary the right, power and authority to collect the Rents, at any time, with or without notice, and (ii) all of Trustor’s estate, right, title, interest, claim and demand, as landlord, under any and all of the Leases. The assignment of the Rents and Leases in this Article 2 is intended to be an absolute assignment from Trustor to Beneficiary and not merely the passing of a security interest. Trustor irrevocably appoints Beneficiary, effective upon and during the continuation of an Event of Default, its true and lawful attorney-in-fact, at the option of Beneficiary at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of Trustor or Beneficiary, for all Rents and apply the same to the payment of the Secured Obligations in such order as Beneficiary shall determine. Trustor hereby authorizes and directs the lessees, occupants and tenants under Leases to make all payments under the Leases directly to Beneficiary upon written demand by Beneficiary (which may be made at any time on and after an Event of Default), without further consent of Trustor.

2.02 License to Collect Rents. Beneficiary hereby confers upon Trustor a revocable license (“License”) to collect and retain the Rents as they become due and payable (but not more than one month in advance unless the written approval of Beneficiary is first obtained), and to retain and enjoy the same, so long as no revocation of the License by Beneficiary has occurred after the occurrence and during the continuance of an Event of Default. For the avoidance of doubt, Beneficiary may not revoke the License unless and until an Event of Default has occurred and is continuing. If an Event of Default has occurred and is continuing, Beneficiary shall have the right, which it may choose to exercise in its sole discretion, to terminate this License with or without notice to or demand upon Trustor, and without regard to the adequacy of Beneficiary’s security under this Deed of Trust.

2.03 Collection Upon an Event of Default. After the occurrence and during the continuance of an Event of Default and Beneficiary’s subsequent revocation of the License, Beneficiary may, at any time with or without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Secured Obligations, enter upon and take possession of the Trust Estate, or any part thereof, and, with or without such entry or taking possession, in its own name sue for or otherwise enforce the Leases and collect the Rents (including those past due and unpaid) and apply the same, less costs and expenses of operation and collection (including reasonable attorneys’ fees) upon payment of the Secured Obligations in such order as Beneficiary may determine. The collection of such Rents, or the entering upon and taking possession of the Trust Estate, or the application of the Rents as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default. Trustor also hereby authorizes Beneficiary upon such entry, at its option, to take over and assume the management, operation and maintenance of the Trust Estate and to perform all acts Beneficiary in its sole discretion deems necessary and proper and to expend such sums out of Rents as may be needed in connection therewith, in the same manner and to the same extent as Trustor theretofore could do (including the right to enter into new Leases, to cancel, surrender, alter or amend the terms of, and/or renew existing Leases and/or to make concessions to tenants).

2.04 Application of Rents. Upon receipt, Beneficiary shall, after payment of all property charges and expenses (including reasonable compensation to any receiver or managing agent) and after the accumulation of a reasonable reserve to meet requisite amounts, credit the net amount of the Rents received by it to the Secured Obligations, but the manner of the application of such net income and which items shall be credited shall be determined by Beneficiary pursuant to the applicable provisions, if any, of the Purchase Agreement, but in all cases subject to applicable law. Beneficiary shall not be accountable for more monies than it actually receives from the Trust Estate, nor shall it be liable for failure to collect Rents. Beneficiary shall make reasonable efforts to collect Rents, reserving, however, within its own absolute and sole discretion, the right to determine the method of collection and the extent to which enforcement of collection of Rents shall be prosecuted and Beneficiary’s judgment shall be deemed conclusive and reasonable.

2.05 Mortgagee in Possession. It is not the intention of the parties hereto that an entry by Beneficiary upon the Real Property under the terms of this instrument shall make Beneficiary a party in possession in contemplation of the law, except at the option of Beneficiary.

2.06 Indemnity. Trustor hereby agrees to indemnify and hold harmless Beneficiary for, from and against any and all losses, liabilities, obligations, claims, demands, damages, penalties, judgments, costs and expenses, including legal fees and expenses, howsoever and by whomsoever asserted, arising out of or in any way connected with this assignment, except, in each case to the extent resulting from the gross negligence, bad faith or willful misconduct (as determined pursuant to a non-appealable judgement by a court of competent jurisdiction) of Beneficiary; and all such losses, liabilities, obligations, claims, demands, damages, penalties, judgments, costs and expenses shall be deemed added to the indebtedness secured hereby and shall be secured by any and all other instruments securing said indebtedness.

2.07 No Obligation to Perform. Nothing contained herein shall operate or be construed to obligate Beneficiary to perform any obligations of Trustor under any Lease (including any obligation arising out of any covenant of quiet enjoyment therein contained in the event the lessee under any such Lease shall have been joined as a party defendant in any action to foreclose and the estate of such lessee shall have been thereby terminated). This Deed of Trust shall not operate to place upon Beneficiary any responsibility for the operation, control, care, management or repair of the Trust Estate or any portion thereof, and the execution of this Deed of Trust by Trustor shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Trust Estate is and shall be that of Trustor.

ARTICLE 3
SECURITY AGREEMENT

3.01 Creation of Security Interest. Trustor hereby grants to Beneficiary, as secured party, a security interest in and to all the Personal Property as security for the prompt payment and performance when due of the Secured Obligations, whether now existing or hereafter arising.

3.02 Representations, Warranties and Covenants of Trustor. Trustor hereby represents, warrants and covenants (which representations, warranties and covenants shall survive the creation and expiration or satisfaction of any Secured Obligations) as of the date of this Deed of Trust, as follows and acknowledges and confirms that Beneficiary is relying upon such representations warranties and covenants in entering into this Deed of Trust and in extending credit to Trustor:

(a) The Personal Property is not used or bought for personal, family or household purposes;

(b) Except as may be permitted under the Purchase Agreement, the tangible portion of the Personal Property shall be kept on or at the Real Property or Improvements and Trustor shall not, without the prior written consent of Beneficiary (not to be unreasonably withheld, but subject to any rights of Beneficiary to approve pursuant to the Purchase Agreement), remove any material portion of the Personal Property therefrom;

(c) Trustor hereby authorizes Beneficiary (in Beneficiary’s sole discretion) to file one or more financing statements and continuations and/or execute one or more fixture filings and continuations pursuant to the Nevada Uniform Commercial Code, in form satisfactory to Beneficiary, and shall pay the cost of recording and filing the same in all public offices wherever recording or filing is deemed by Beneficiary to be necessary or desirable;

(d) Trustor is duly qualified to conduct business in the State of Nevada. Trustor does not do business under any trade name. Trustor shall promptly (but in any event at least 30 days before such change occurs) notify Beneficiary in writing of any change in its principal place of business or the adoption or change of its legal name, and shall upon request of Beneficiary, authorize any additional financing statements or execute any other certificates necessary to reflect the adoption or change in legal name. Trustor shall also notify Beneficiary of any change of Trustor’s organizational identification number within 30 days after such change occurs;

(e) Trustor currently has, and shall continue to hold until this Deed of Trust is terminated and released in full, full right, power and authority to convey and mortgage the same and to execute this Deed of Trust;

(f) Trustor’s exact legal name is correct in the introductory paragraph of this Deed of Trust;

(g) Bullfrog’s organizational identification number assigned by the jurisdiction of formation is 2150130; Reward’s organizational identification number assigned by the jurisdiction of formation is E0382352007-3; WaterCo’s organizational identification number assigned by the jurisdiction of formation is E9702482020-0; RMMC’s organizational identification number assigned by the jurisdiction of formation is E0173312014-5; and Standard’s organizational identification number assigned by the jurisdiction of formation is E0010812010-5; and

(h) This Deed of Trust provides a first position security interest against the Personal Property, subject to the terms and conditions of the Purchase Agreement.

3.03 Use of Personal Property by Trustor. Until the occurrence of an Event of Default (and thereafter, subject to the rights and remedies of Trustor and Beneficiary hereunder and under the Purchase Agreement), Trustor may have possession of the Personal Property and use it in any lawful manner not inconsistent with this Deed of Trust or the Purchase Agreement and not inconsistent with any policy of insurance thereon.

3.04	Remedies.

(a) In addition to the remedies provided in Section 4.02 hereof, upon the occurrence and during the continuance of an Event of Default, Beneficiary may, at its option, and subject to applicable law, do any one or more of the following:

(i) Either personally, or by means of a court appointed receiver, take possession of all or any of the Personal Property and exclude therefrom Trustor and all others claiming under Trustor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Trustor with respect to the Personal Property or any part thereof. In the event Beneficiary demands, or attempts to take, possession of the Personal Property in the exercise of any rights under this Deed of Trust, Trustor agrees to promptly turn over and deliver possession thereof to Beneficiary;

(ii) Without notice to or demand upon Trustor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in the Personal Property (including paying, purchasing, contesting or compromising any lien or encumbrance, whether superior or inferior to such security interest) and in exercising any such powers or authority to pay all expenses (including litigation costs and reasonable attorneys’ fees) incurred in connection therewith;

(iii) Require Trustor from time to time to assemble the Personal Property, or any portion thereof, at a place designated by Beneficiary and reasonably convenient to both parties, and deliver promptly such Personal Property to Beneficiary, or an agent or representative designated by Beneficiary. Beneficiary, and its agents and representatives, shall have the right to enter upon any or all of Trustor’s premises and property to exercise Beneficiary’s rights hereunder;

(iv) Realize upon the Personal Property or any part thereof as herein provided or in any manner permitted by law and exercise any and all of the other rights and remedies conferred upon Beneficiary by this Deed of Trust and the Purchase Agreement, or by law, either concurrently or in such order as Beneficiary may determine;

(v) Sell or cause to be sold in such order as Beneficiary may determine, as a whole or in such parcels as Beneficiary may determine, the Personal Property;

(vi) Sell, lease or otherwise dispose of the Personal Property at public or private sale, upon terms and in such manner as Beneficiary may determine. Beneficiary may be a purchaser at any public sale; and

(vii) Exercise any other remedies of a secured party under the Nevada Uniform Commercial Code or any other applicable law.

(b) Unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Beneficiary shall give Trustor at least ten days’, or such longer time as may be required by applicable law, prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof to be made under Section 3.04(a). Such notice may be mailed to Trustor at the address in Section 5.04. If Beneficiary fails to comply with this Section 3.04 in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the Nevada Uniform Commercial Code (or under the Uniform Commercial Code, enforced from time to time, in any other state to the extent the same is the applicable law).

(c) The proceeds of any sale under Section 3.04(a) shall be applied in Beneficiary’s sole discretion to the extent not inconsistent with Nevada law.

(d) After the occurrence and during the continuance of an Event of Default, Beneficiary shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Beneficiary from pursuing any further remedy that it may have. Any repossession or retaking or sale of the Personal Property pursuant to the terms hereof shall not operate to release Trustor until full payment of the Secured Obligations and any deficiency has been indefeasibly made to Beneficiary in cash.

(e) Beneficiary may comply with any applicable state or federal law or regulatory requirements in connection with a disposition of the Personal Property and such compliance shall not be considered to affect adversely the commercial reasonableness of any sale of the Personal Property.

(f) After the occurrence and during the continuance of an Event of Default, Beneficiary may sell the Personal Property without giving any warranties as to such property, and may specifically disclaim any warranties of title, merchantability, fitness for a particular purpose or the like, and this procedure shall not be considered to adversely affect the commercial reasonableness of any sale of the Personal Property. Trustor acknowledges that a private sale of the Personal Property may result in less proceeds than a public sale.

(g) Trustor acknowledges that the Personal Property may be sold under Section 3.04(a) at a loss to Trustor and that, in such event, Beneficiary shall have no liability or responsibility to Trustor for such loss.

(h) Beneficiary shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Beneficiary from pursuing any further remedy that it may have.

3.05 Security Agreement. This Deed of Trust constitutes and shall be deemed to be a “security agreement” for all purposes of the Nevada Uniform Commercial Code and Beneficiary shall be entitled to all the rights and remedies of a “secured party” under the Nevada Uniform Commercial Code.

3.06 Fixture Filing. Upon its recording in the real property records, this Deed of Trust shall be effective as a financing statement filed as a fixture filing under the Nevada Uniform Commercial Code. As a fixture filing this Deed of Trust covers all assets of Trustor located upon or within the Real Property and meeting the definition of “fixtures” under the Nevada Uniform Commercial Code, whether now owned or hereafter acquired or arising. In addition, a carbon, photographic or other reproduced copy of this Deed of Trust and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. The filing of any other financing statement relating to any personal property, rights or interests described herein shall not be construed to diminish any right or priority hereunder. For this purpose, the following information is given:

(a)	Name and address of Debtor:
c/o Augusta Gold Corp.

Suite 555 – 999 Canada Place
Vancouver, BC Canada V6C 3E1

Attention:     Tom Ladner
Email:              tladner@augustacorp.com

(b)	Type of Organization:

As to Bullfrog, Reward, and WaterCo: limited liability company

As to RMMC and Standard: corporation

(c)	Organizational Number of Bullfrog: 2150130
Organizational Number of Reward: E0382352007-3
Organizational Number of WaterCo: E9702482020-0
Organizational Number of RMMC: E0173312014-5
Organizational Number of Standard: E0010812010-5

(d)	Name and address of Secured Party:

Augusta Investments Inc.

Suite 555 – 999 Canada Place
Vancouver, BC Canada V6C 3E1

Attention:      Yoana Thomas
Email:              ythomas@augustacorp.com

(e)	Description of property covered
by this fixture filing:	“All assets”

(f)	Description of real estate to which

the collateral is attached or upon

which it is or will be located:	See Exhibit A and Exhibit B.

3.07 Authorization to File Financing Statements: Power of Attorney. Trustor hereby authorizes Beneficiary at any time and from time to time to file any initial financing statements, amendments thereto, and continuation statements with respect to the Trust Estate with or without the signature of Trustor as authorized by applicable law. For purposes of such filing, Trustor agrees to furnish any information reasonably requested by Beneficiary promptly upon request by Beneficiary. Trustor also ratifies its authorization for Beneficiary to have filed any like initial financing statements, amendments thereto, or continuation statements if filed before the date of this Deed of Trust. Trustor hereby irrevocably constitutes and appoints Beneficiary and any officer or agent of Beneficiary, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Trustor or in Trustor’s own name to execute in Trustor’s name any such documents and to otherwise carry out the purposes of this Section 3.07, to the extent that Trustor’s authorization above is not sufficient. To the extent permitted by law, Trustor hereby ratifies and affirms all acts said attorneys-in-fact shall lawfully do, have done in the past, or cause to be done in the future by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

ARTICLE 4 REMEDIES UPON DEFAULT

4.01 Events of Default. The occurrence of any default or event of default under the Purchase Agreement or this Deed of Trust shall be an event of default under this Deed of Trust (each an “Event of Default”).

4.02 Remedies Upon Event of Default. Upon the occurrence of an Event of Default, Beneficiary may, at its option, declare all or any part of the Secured Obligations immediately due and payable without any presentment, demand, protest or notice of any kind. In addition, upon the occurrence of any Event of Default, Trustee and Beneficiary shall have the following rights and remedies in Sections 4.03 through 4.10.

Notwithstanding the foregoing, Trustee and Beneficiary shall have all powers, rights and remedies under applicable law whether or not specifically or generally granted or described in this Deed of Trust, including all rights and remedies of an assignee of rents under the Uniform Assignment of Rents Act, Nevada Revised Statutes Chapter 107A. Nothing contained herein shall be construed to impair or to restrict such powers, rights and remedies or to preclude any procedures or process otherwise available to trustees or beneficiaries under deeds of trust in the State of Nevada. Trustee and Beneficiary, and each of them, shall be entitled to enforce the payment and performance of any indebtedness or obligations secured hereby and to exercise all rights and powers under this Deed of Trust or the Purchase Agreement or under any other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of the indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice or in any manner affect Trustee’s or Beneficiary’s right to realize upon or enforce any other rights or security now or hereafter held by Trustee or Beneficiary. Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other rights or security now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy contained herein or by law provided or permitted, but each shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. Every power or remedy given by the Purchase Agreement, the Note, and this Deed of Trust, to Trustee or Beneficiary, or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary, and either of them may pursue inconsistent remedies. By exercising or by failing to exercise any right, option or election hereunder, Beneficiary shall not be deemed to have waived any provision hereof or to have released Trustor from any of the obligations secured hereby unless such waiver or release is in writing and signed by Beneficiary.

4.03 Entry; Appointment of Receiver. After the occurrence and during the continuance of an Event of Default, Beneficiary in person or by agent or by court-appointed receiver may, at its option, without any action on its part being required, without in any way waiving such Event of Default, with or without the appointment of a receiver, or an application therefor:

(a) Take possession of the Trust Estate or any part thereof and conduct tests of, manage or hire a manager to manage, lease, operate and sell or convey all or any part of the Trust Estate, on such terms and for such period of time as Beneficiary or a court-appointed receiver may deem proper, with full power to make, from time to time, all alterations, renovations, repairs or replacements thereto as may seem proper to Beneficiary;

(b) With or without taking possession of the Trust Estate, collect and receive all Rents, notify tenants under the Leases or any other parties in possession of the Trust Estate to pay Rents directly to Beneficiary, its agent or a court-appointed receiver and apply such Rents to the payment of:

(i) all costs and expenses incident to taking and retaining possession of the Trust Estate (including the cost of any receivership), management and operation of the Trust Estate, keeping the Trust Estate properly insured and all alterations, renovations, repairs and replacements to the Trust Estate;

(ii) all taxes, charges, fees, claims, assessments, and any other liens which may be prior in lien or payment to this Deed of Trust and the Purchase Agreement and premiums for insurance, with interest on all such items; and

(iii) the indebtedness secured hereby together with all costs and attorneys’ fees, in such order or priority as to any of such items as Beneficiary in its sole discretion may determine, any statute, law, custom or use to the contrary notwithstanding;

(c) Exclude Trustor, its agents and servants wholly from the Trust Estate;

(d) Take possession of all the books, papers and accounts of Trustor relating to the Trust Estate, at the expense of Trustor;

(e) Commence, appear in and/or defend any action or proceedings purporting to affect the interests, rights, powers or duties of Beneficiary hereunder, whether brought by or against Trustor or Beneficiary; and

(f) Pay, purchase, contest or compromise any claim, debt, lien, charge or encumbrance which in the judgment of Beneficiary may affect or appear to affect the interest of Beneficiary or the rights, powers and/or duties of Beneficiary hereunder.

Trustee or Beneficiary, as a matter of right with or without notice to Trustor or anyone claiming under it and without regard to the then value of the Trust Estate or the interest of Trustor therein or the solvency of Trustor or any other person or entity liable for the Secured Obligations, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers to take charge of the Trust Estate or any portion thereof. Any such receiver or receivers shall have all of the usual and customary powers and duties of receivers in like or similar cases and all of the powers and duties of Beneficiary in case of entry as provided hereinabove, including the right to collect and receive Rents, and shall serve without posting a bond. All such Rents paid to Trustee or Beneficiary or collected by such receiver shall be applied as provided for in Section 4.03(b) above. Trustor for itself and any subsequent owner of the Trust Estate hereby waives any and all defenses to the application for such receiver and hereby irrevocably consents to such appointment without notice of any application therefor.

The receipt by Beneficiary of any Rents pursuant to this Deed of Trust after the institution of foreclosure or other proceedings under this Deed of Trust (other than payment constituting payment in full of the outstanding Secured Obligations) shall not cure any such Event of Default or affect such proceedings or any sale pursuant thereto. After deducting the expenses and amounts stated above in this Section 4.03, as well as just and reasonable compensation for all Beneficiary’s employees and other agents (including reasonable and actual attorneys’ fees and management and rental commissions) engaged and employed, the moneys remaining, at the option of Beneficiary, may be applied to the Secured Obligations. Whenever all amounts due under the Purchase Agreement and under this Deed of Trust shall have been indefeasibly paid in full to Beneficiary and all Events of Default have been cured and any such cure has been accepted by Beneficiary, Beneficiary shall surrender possession to Trustor. The same right of entry, however, shall exist if any subsequent Event of Default shall occur; provided, however, neither Trustee nor Beneficiary shall be under any obligation to make any of the payments or do any of the acts referred to in this Section 4.03.

4.04 Judicial Action. Beneficiary may bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants and agreements hereof. The Trust Estate may be foreclosed in parts or as an entirety to the extent permitted by law.

4.05 Power of Sale. After the occurrence and during the continuance of an Event of Default, Beneficiary may elect to cause the Trust Estate or any part thereof to be sold under the power of sale herein granted in any manner permitted by applicable law. If Beneficiary should elect to foreclose by exercise of the power of sale herein contained, Beneficiary shall notify Trustee.

Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, mailed or delivered to Trustor such notice of default and election to sell as is then required by law and by this Deed of Trust. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale has been given as required by law, sell the Trust Estate at the time and place of sale fixed by it in such notice of sale, either as a whole, or in separate lots or parcels, and in such order as it may determine, at public auction, to the highest bidder for cash in lawful money of the United States payable at the time of sale. If the Trust Estate consists of more than one lot or parcel, the lots or parcels may be sold separately, together or in any combination, and in such order as Beneficiary determines, at the sole discretion of Beneficiary. Trustor waives the right to direct the order in which the Trust Estate may be sold when it consists of more than one lot or parcel. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor or Beneficiary, may purchase at such sale. Beneficiary may credit bid the amount of the Secured Obligations toward payment of the purchase price.

To the extent permitted by law, Trustee may postpone the sale of all or any portion of the Trust Estate by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement or by subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement; or Trustee may, in its discretion, give a new notice of sale. Beneficiary may rescind any such notice of default at any time before Trustee’s sale by executing a notice of rescission and recording the same. The exercise by Beneficiary of the right of rescission shall not constitute a waiver of any Event of Default, nor otherwise affect this Deed of Trust or the Purchase Agreement, or any of the rights, obligations or remedies of Beneficiary or Trustee hereunder or thereunder.

4.06 Rescission of Notice of Default. Beneficiary, from time to time before Trustee’s sale, public sale or deed in lieu of foreclosure, may rescind any such notice of breach or default and of election to cause the Trust Estate to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale or such documents as may be required by the laws of the state in which the Real Property is located to effect such rescission. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or Event of Default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of breach or default, and of election to cause the Trust Estate, including the Real Property, to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of the Purchase Agreement or of this Deed of Trust or any of the rights, obligations or remedies of the parties under this Deed of Trust or under the Purchase Agreement.

4.07 Beneficiary’s Remedies Respecting Trust Estate. After the occurrence and during the continuance of an Event of Default, Beneficiary may realize upon the Trust Estate, enforce and exercise all of Trustor’s rights, powers, privileges and remedies in respect of the Trust Estate, dispose of or otherwise deal with the Trust Estate in such order as Beneficiary may in its discretion determine, and exercise any and all other rights, powers, privileges and remedies afforded to a secured party under the laws of the state in which the Real Property is located as well as all other rights and remedies available at law or in equity.

4.08 Proceeds of Sales. The proceeds of any sale(s) made under or by virtue of this Article 4, together with all other sums which then may be held by Trustee or Beneficiary under this Deed of Trust, whether under the provisions of this Article 4 or otherwise, shall be applied, subject to applicable law, as follows:

(a) To the payment of the costs, fees and expenses of sale and of any judicial proceedings wherein the same may be made, including the cost of evidence of title in connection with the sale, compensation to Trustee and Beneficiary, and to the payment of all expenses, liabilities and advances made or incurred by Trustee under this Deed of Trust, together with interest on all advances made by Trustee at the Interest Rate, but limited to any maximum rate permitted by law to be charged by Trustee;

(b) To the payment of any and all sums expended by Beneficiary under the terms hereof, not then repaid, with accrued interest at the Interest Rate, as determined by Beneficiary, and all other Secured Obligations required to be paid by Trustor pursuant to any provisions of this Deed of Trust or the Purchase Agreement, including all expenses, liabilities and advances made or incurred by Beneficiary under this Deed of Trust or in connection with the enforcement thereof, together with interest thereon as herein provided;

(c) To the payment of the entire amount of then due, owing or unpaid Secured Obligations, and any other obligation secured hereby; and then

(d) The remainder, if any, to the person or persons, including Trustor, legally entitled thereto.

4.09 Waiver of Marshaling, Rights of Redemption, Homestead and Valuation.

(a) Trustor, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Deed of Trust, hereby expressly waives and releases all rights to direct the order in which any of the Trust Estate shall be sold in the event of any sale or sales pursuant hereto and to have any of the Trust Estate and/or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshaled upon any foreclosure of this Deed of Trust or of any other security for any of said indebtedness.

(b) To the fullest extent permitted by law, Trustor, for itself and all who may at any time claim through or under it, hereby expressly waives, releases and renounces all rights of redemption from any foreclosure sale, all rights of homestead, exception, monitoring reinstatements, forbearance, appraisement, valuation and stay, and all rights under any other laws which may be enacted extending the time for or otherwise affecting enforcement or collection of any instrument under the Purchase Agreement or under this Deed of Trust.

(c) To the fullest extent permitted by law, Trustor, for itself and all who may at any time claim through or under it, hereby expressly waives, releases and renounces all rights to assert any statutory or common law right of partition with respect to the Trust Estate and agrees not to assert any such right so long as this Deed of Trust is a lien on the Trust Estate.

4.10 Remedies Cumulative. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of Trustee or Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence therein. Every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised separately, successively or concurrently from time to time as often as may be deemed expedient by Trustee or Beneficiary. If there exists additional security for the performance of the obligations secured hereby, Beneficiary, at its sole option, and without limiting or affecting any of its rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights and remedies it may have in connection with such other security or in such order as it may determine. Any application of any amounts or any portion thereof held by Beneficiary at any time as additional security or otherwise, to any indebtedness secured hereby shall not extend or postpone the due dates of any payments due from Trustor to Beneficiary hereunder or under the Purchase Agreement, or change the amounts of any such payments, or otherwise be construed to cure or waive any default or notice of default hereunder or invalidate any act done pursuant to any such default or notice.

ARTICLE 5
MISCELLANEOUS

5.01 Change, Discharge, Termination or Waiver. No provision of this Deed of Trust may be changed, discharged, terminated or waived except in a writing signed by the party against whom enforcement of the change, discharge, termination or waiver is sought. No failure on the part of Beneficiary to exercise and no delay by Beneficiary in exercising any right or remedy under this Deed of Trust or under the Purchase Agreement or under applicable law shall operate as a waiver thereof.

5.02 Trustor Waiver of Rights. Without limiting any other waivers herein and in addition to such waivers, Trustor waives, to the extent permitted by law, (a) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Trust Estate, (b) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the Secured Obligations and marshaling in the event of foreclosure of the liens hereby created, (c) all rights and remedies that Trustor may have or be able to assert by reason of the laws of the State of Nevada, and (d) all surety and other defenses Trustor may have or be able to assert by reason of the laws of the State of Nevada or otherwise.

5.03 Reconveyance by Trustee. Upon written request of Beneficiary stating that all Secured Obligations have been satisfied in full, and upon surrender of this Deed of Trust to Trustee for cancellation and retention and upon payment by Trustor of Trustee’s fees, Trustee shall reconvey to the person or persons, including Trustor, legally entitled thereto, without warranty, any portion of the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as “the person or persons legally entitled thereto”.

5.04 Notices. All notices, requests, demands and other communications concerning this Deed of Trust shall be made at the addresses, in the manner and with the effect provided in Section 12.1 of the Purchase Agreement or at such other address as shall have been furnished in writing by any party hereto to the party required to give notice hereunder.

5.05 Captions and References. The headings at the beginning of each article and section of this Deed of Trust are solely for convenience and are not part of this Deed of Trust. Unless otherwise indicated, each reference in this Deed of Trust to an article, a section or an exhibit is a reference to the respective article or section herein or exhibit hereto.

5.06 Invalidity of Certain Provisions. If any provision of this Deed of Trust is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially secured portion of the debt shall be completely paid before the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

5.07 Subrogation. To the extent that proceeds of the Secured Obligations are used to pay any outstanding lien, charge or prior encumbrance against the Trust Estate, such proceeds have been or will be advanced by Beneficiary at Trustor’s request and Beneficiary shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

5.08 Attorneys’ Fees. If any or all of the Secured Obligations are not paid when due or if an Event of Default occurs, Trustor agrees to pay all costs of enforcement and collection and preparation therefor (including reasonable attorneys’ fees and expenses) whether or not any action or proceeding is brought (including all such costs incurred in connection with any bankruptcy, receivership or other court proceedings (whether at the trial or appellate level)), together with interest therein from the date of demand at the Interest Rate.

5.09 Governing Law. The laws of the State of Nevada shall govern the validity, construction, performance, effect and enforcement of this Deed of Trust without giving effect to conflict of law principles. Any procedures provided herein for remedies shall be modified and replaced with, where inconsistent with or required by, any procedures or requirements of the laws of the state in which the Real Property is located.

5.10 Joint and Several Obligations. If this Deed of Trust is signed by more than one party as Trustor, all obligations of Trustor herein shall be the joint and several obligations of each party executing this Deed of Trust as Trustor.

5.11 Number and Gender. In this Deed of Trust the singular shall include the plural and the masculine shall include the feminine and neuter gender and vice versa, if the context so requires.

5.12 Counterparts. This document may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts shall together constitute a single document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to form physically one document, which may be recorded.

5.13 No Merger of Lease. If both the lessor’s and lessee’s estate under any lease or any portion thereof which constitutes a part of the Trust Estate shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Beneficiary so elects as evidenced by recording a written declaration executed by Beneficiary so stating, and, unless and until Beneficiary so elects, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Trust Estate pursuant to the provisions hereof, any leases or subleases then existing and affecting all or any portion of the Trust Estate shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at such foreclosure sale shall expressly so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to such tenant or subtenant.

5.14 Integration. This Deed of Trust and the Purchase Agreement contain the complete understanding and agreement of Trustor and Beneficiary with regard to the Secured Obligations and supersede all prior representations, warranties, agreements, arrangements, understandings and negotiations regarding the Secured Obligations.

5.15 Binding Effect. This Deed of Trust shall be binding upon, and inure to the benefit of, Trustor, Trustee and Beneficiary and their respective successors and assigns. Trustor may not delegate its obligations under this Deed of Trust.

5.16 Time of the Essence. Time is of the essence with regard to each provision of this Deed of Trust as to which time is a factor.

5.17 Survival. The representations, warranties and covenants of Trustor under this Deed of Trust shall survive the execution and delivery of the Deed of Trust and the grant of the rights to Beneficiary pursuant to the Purchase Agreement.

5.18 Purchase Agreement Controls. This Deed of Trust and the Purchase Agreement are intended to supplement and complement each other and shall, where possible, be thus interpreted. If, however, any provision of this Deed of Trust irreconcilably conflicts with a provision of the Purchase Agreement, the terms of the Purchase Agreement shall govern and control.

5.19 Intended Agreement. This Deed of Trust is the result of arms-length negotiations among parties of roughly equivalent bargaining power and expresses the complete, actual and intended agreement of the parties. This Deed of Trust shall not be construed for or against any party as a result of its participation, or the participation of its counsel, in the preparation and/or drafting of this Deed of Trust or any exhibit thereto.

5.21 Performance of Work. In the event of a failure of Trustor to perform any annual labor or improvement or timely provide evidence of the payment any annual maintenance fee or filing that may be required by law to prevent the forfeiture of any or all of the Mining Claims, including complying with the obligations of Section 1.15, Beneficiary may, without waiving any of Beneficiary’s rights or remedies hereunder or under the Purchase Agreement, perform such obligations, including the annual labor or improvement or pay such annual maintenance fee and make such annual filings, and the amount expended for such purposes shall be secured by this Deed of Trust as part of the Secured Obligations.

5.22 Trustee Provisions. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The trust created hereby is irrevocable by Trustor. Trustee, upon presentation to it of an affidavit signed by or on behalf of Beneficiary, setting forth any facts showing a default by Trustor under any of the terms or conditions of this Deed of Trust or of the Purchase Agreement, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act hereunder in complete reliance thereon. Except as may be required by applicable law, Trustee shall be under no obligation to notify any party hereof of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust. The necessity of Trustee’s making oath, filing inventory or giving bond as security for the execution of this Deed of Trust, as may now be or hereafter required by the laws of the state in which the Real Property is located, is hereby expressly waived.

5.23 Waiver of Jury Trial. TRUSTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS DEED OF TRUST OR ANY CONDUCT, ACT OR OMISSION OF ANY PARTY HERETO OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, MANAGERS, SHAREHOLDERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH ANY OF THE PARTIES IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

5.24 Statutory Incorporation. Where not inconsistent with the above, the following covenants, Nos. 1, 2 (full replacement value), 3, 4 (Interest Rate), 5, 6, 7 (a reasonable percentage), 8 and 9 (other than the second sentence of such Covenant No. 9) of Nevada Revised Statutes Section 107.030 are hereby adopted and made part of this Deed of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be executed and delivered by a duly authorized representative as of the day and year first hereinabove written.

BULLFROG MINES LLC, a Delaware limited liability company

By
Name:	Purni Parikh
Title:	Secretary

CR REWARD LLC, a Nevada limited liability company

By
Name:	Purni Parikh
Title:	Secretary

CR REWARD WATER HOLDINGS LLC, a
Nevada limited liability company

By:	CR Reward LLC
Title:	Manager

By
Name:	Purni Parikh
Title:	Secretary

ROCKY MOUNTAIN MINERALS CORP., a
Nevada corporation

By
Name:	Michael McClelland
Title:	Treasurer

STANDARD GOLD CORP., a Nevada corporation

By
Name:	Michael McClelland
Title:	Treasurer

[Signature Page to Deed of Trust]

STATE/PROVINCE OF __________________________ )

) ss.

COUNTY/MUNICIPALITY OF____________________ )

On this ___________ day of _____________________, 2024, personally appeared before me, a Notary Public, PurniParikh, the Secretary of BULLFROG MINES LLC, a Delaware limited liability company, who acknowledged that he or she executed this instrument on behalf of said company.

[seal]	NOTARY PUBLIC, residing in

My commission expires:

STATE/PROVINCE OF __________________________ )

) ss.

COUNTY/MUNICIPALITY OF ____________________ )

On this ____________day of ___________________, 2024, personally appeared before me, a Notary Public, Purni Parikh, the Secretary of CR REWARD LLC, a Nevada limited liability company, who acknowledged that he or she executed this instrument on behalf of said company.

[seal]	NOTARY PUBLIC, residing in

My commission expires:

[Notary Acknowledgment Pages to Deed of Trust]

STATE/PROVINCE OF __________________________ )

) ss.

COUNTY/MUNICIPALITY OF____________________ )

On this _____________day of __________________, 2024, personally appeared before me, a Notary Public, Purni Parikh, the Secretary of CR Reward LLC, a Nevada limited liability company, which company is the Manager of CR REWARD WATER HOLDINGS LLC, a Nevada limited liability company, who acknowledged that he or she executed this instrument on behalf of said company.

[seal]	NOTARY PUBLIC, residing in

My commission expires:

STATE/PROVINCE OF __________________________ )

) ss.

COUNTY/MUNICIPALITY OF ____________________ )

On this ______________day of _________________, 2024, personally appeared before me, a Notary Public, Michael McClelland, the Treasurer of ROCKY MOUNTAIN MINERALS CORP., a Nevada corporation, who acknowledged that he or she executed this instrument on behalf of said company.

[seal]	NOTARY PUBLIC, residing in

My commission expires:

[Notary Acknowledgment Pages to Deed of Trust]

STATE/PROVINCE OF __________________________ )

) ss.

COUNTY/MUNICIPALITY OF ____________________)

On this ___________________ day of ___________________, 2024, personally appeared before me, a Notary Public, Michael McClelland, the Treasurer of STANDARD GOLD CORP., a Nevada corporation, who acknowledged that he or she executed this instrument on behalf of said company.

[seal]	NOTARY PUBLIC, residing in

My commission expires:

[Notary Acknowledgment Pages to Deed of Trust]

Exhibit A

REAL PROPERTY

EXHIBIT A-1 – REWARD PROPERTY

1.	Owned Fee Parcels

The following tracts of land within Section 35, T16S, R49E, MDM, Nye County, Nevada:

E1/2W1/2SE1/4NW1/4, containing 10.00 acres, more or less (APN 019-641-16)

E1/2E1/2NE1/4NW1/4 and W1/2NW1/4NE1/4, containing 30.00 acres, more or less (APN 019-641-13)

W1/2E1/2SE1/4NW1/4, save and except the west 30 feet and the north 30 feet for road and utilities purposes, containing 10.00 acres, more or less (APN 019-641-17)

Parcel 1 as shown by the map thereof recorded October 2, 1985 in the office of the Nye County Recorder as File No. 148627, containing 5.00 acres, more or less (APN 019-641- 28)

Parcel 2 as shown by the map thereof recorded October 2, 1985 in the office of the Nye County Recorder as File No. 148627, containing 2.54 acres, more or less (APN 019-641- 29)

Parcel 3 as shown by the map thereof recorded October 2, 1985 in the office of the Nye County Recorder as File No. 148627, containing 2.46 acres, more or less (APN 019-641- 30)

Parcel 1 as shown by the map thereof recorded May 13, 1981 in the office of the Nye County Recorder as File No. 43060, containing 2.09 acres, more or less (APN 019-641- 19)

Parcel 2 as shown by the map thereof recorded May 13, 1981 in the office of the Nye County Recorder as File No. 43060, containing 2.23 acres, more or less (APN 019-641- 20)

containing a total of 65.00 acres, more or less.

Exhibit A – Page 1

2.	Owned Patented Mining Claims

The following six patented mining claims located in Sections 1 and 2 of T13S, R47E, MDM, Nye County, Nevada:

Claim Name	Mineral Survey No.	Patent No.	Acreage	Assessor’s Parcel No.
American	4104	512652	40.00	000-000-97
Marion	4104	512652	40.00	000-000-97
Pentellic	4104	512652	20.00	000-000-97
Regius	4104	512652	60.00	000-000-97
Trinity	4500	952102	40.00	000-000-97
Valencia	4509	914115	20.00	000-000-97

3.	Owned Unpatented Mining Claims

The following 101 unpatented mining claims located in Sections 33-35 of T12S, R47E, and Sections 2-4, 9-11 and 16 of T13S, R47E, MDM, Nye County, Nevada:

Claim Name	BLM Legacy Serial Number
RP 1	NMC915581
RP 2	NMC915582
RP 3	NMC915583
RP 4	NMC915584
RP 5	NMC915585
RP 6	NMC915586
RP 7	NMC915587
RP 8	NMC915588
RP 9	NMC915589
RP 10	NMC915590
RP 11	NMC915591
RP 12	NMC915592
RP 13	NMC915593
RP 14	NMC915594
RP 15	NMC915595
RP 16	NMC915596
RP 17	NMC915597
RP 18	NMC915598
RP 19	NMC915599
RP 20	NMC915600
RP 21	NMC915601
RP 22	NMC915602
RP 23	NMC915603
RP 24	NMC915604
RP 25	NMC915605
RP 26	NMC915606
RP 27	NMC915607

Exhibit A – Page 2

Claim Name	BLM Legacy Serial Number
RP 28	NMC915608
RP 29	NMC915609
RP 30	NMC915610
RP 31	NMC915611
RP 32	NMC915612
RP 33	NMC915613
RP 34	NMC915614
RP 35	NMC915615
RP 36	NMC915616
RP 37	NMC915617
RP 38	NMC915618
RP 39	NMC915619
RP 40	NMC915620
RP 41	NMC915621
RP 42	NMC915622
RP 43	NMC915623
RP 44	NMC915624
RP 45	NMC915625
RP 46	NMC915626
RP 47	NMC915627
RP 48	NMC915628
RP 49	NMC915629
RP 50	NMC915630
RP 51	NMC915631
RP 52	NMC915632
RP 53	NMC915633
RP 53R	NMC1187456
RP 54	NMC915634
RP 54R	NMC1187457
RP 55	NMC915635
RP 56	NMC915636
RP 57	NMC915637
RP 58	NMC915638
RP 59	NMC915639
RP 60	NMC915640
RP 61	NMC915641
RP 62	NMC915642
RP 63	NMC915643
RP 64	NMC915644

Exhibit A – Page 3

Claim Name	BLM Legacy Serial Number
RP 65	NMC915645
RP 66	NMC915646
RP 67	NMC915647
RP 68	NMC915648
RP 69	NMC915649
RP 70	NMC915650
RP 71	NMC915651
RP 72	NMC915652
RP 73	NMC915653
RP 74	NMC915654
RP 75	NMC915655
RP 76	NMC915656
RP 77	NMC915657
RP 78	NMC915658
RP 79	NMC915659
RP 80	NMC915660
RP 81	NMC915661
RP 82	NMC915662
RP 83	NMC915663
RP 84	NMC915664
RP 85	NMC938644
RP 86	NMC938645
RP 87	NMC938646
RP 88	NMC938647
RP 89	NMC938648
RP 90	NMC938649
RP 91	NMC938650
RP 92	NMC938651
RP 93	NMC938652
RP 94	NMC938653
RP 95	NMC938654
RP 96	NMC938655
RP 97	NMC938656
RP 98	NMC938657
RP 99	NMC938658

Exhibit A – Page 4

4.	Leased Unpatented Mining Claims

A.  The following two unpatented mining claims located in located in Sections 3 and 10 of T13S, R47E, MDM, Nye County, Nevada, which are subject to that certain Mining Lease dated December 1, 2011 between Joyce Van Meeteren and Jay D. Holland, as lessors, and CR Reward Corporation, as lessee:

Claim Name	BLM Legacy Serial Number
Durlers Hope	NMC124956
Double R. S.	NMC125600

B.  The following two unpatented mining claims located in Sections 2 and 3 of T13S, R47E, MDM, Nye County, Nevada, which are subject to that certain Mining Lease dated September 28, 2004 between Betty A. Connolly, as lessor, and Canyon Resources Corporation:

Claim Name	BLM Legacy Serial Number
Sunshine (2/3 interest)	NMC27580
Reward (2/3 interest)	NMC27581

C.  The following 18 unpatented mining claims located in Sections 34 and 35 of T12S, R47E, and Sections 2, 3 and 10 of T13S, R47E, MDM, Nye County, Nevada, which are subject to that certain Mining Lease dated February 5, 2005 between John Orser and C. Carew McFall, as lessors, and Canyon Resources Corporation, as lessee, as amended on August 18, 2005 and November 14, 2006:

Claim Name	BLM Legacy Serial Number
Hardway	NMC853089
Good Hope (1/2 interest)	NMC853090
Bull Moose #1	NMC855150
Bull Moose #2	NMC855151
Bull Moose #3	NMC855152
Bull Moose #5	NMC855153
Bull Moose #6	NMC855154
Bull Moose #4	NMC862531
Reward South #1	NMC868938
Reward South #2	NMC868939
McOrser	NMC870349
Bull Moose 9	NMC871255
Bull Moose 10	NMC871256
Bull Moose 11	NMC871257
Bull Moose 12	NMC871258
Bull Moose 13	NMC871259
Bull Moose 14	NMC871260
April Gold Ace	NMC871261

Exhibit A – Page 5

D.  The following three unpatented mining claims located in Sections 2 and 3 of T13S, R47E, MDM, Nye County, Nevada, which are subject to that certain Mining Lease dated November 9, 2004 between the Daniel D. Webster Living Trust dated July 17, 1997, as lessor, and Canyon Resources Corporation, as lessee, as amended on November 9, 2004, and on November 8, 2006:

Claim Name	BLM Legacy Serial Number
Good Hope (1/2 interest)	NMC853090
Sunshine (1/3 interest)	NMC27580
Reward (1/3 interest)	NMC27581

5.	Owned Water Rights

The following water rights, as more particularly defined in the official records of the Nevada Division of Water Resources:

Source	Permit No.	Certificate No.	Basin No.	Diversion Flow Rate	Annual Duty	Total Combined Annual Duty and Flow
Underground	20162	6236	230	0.428 cfs	120.00 ac-ft	120.00 ac-ft and 1.328 cfs for the irrigation of 30 acres
Underground	81510	21866	230	0.90 cfs	113.60 ac-ft
Underground	70715	17399	230	0.0389 cfs	10.00 ac-ft	125.70 ac-ft and 0.490 cfs for the irrigation of 28.14 acres
Underground	70716	17400	230	0.0389 cfs	10.00 ac-ft
Underground	70717	17401	230	0.156 cfs	40.00 ac-ft
Underground	70718	17402	230	0.256 cfs	65.70 ac-ft

6.	Leased Water Rights

That certain Lease of Water Allotment Agreement dated August 22, 2006 between Barrick Bullfrog Inc., a Delaware corporation, as lessor, and Canyon Resources Corporation, a Delaware corporation, as lessee, as amended on May 21, 2008, November 3, 2014 and October 26, 2020, concerning Application No. 61412, Certificate No. 16384 and Permit No. 76390.

7.	Water Option Agreement

All of WaterCo’s rights and interests under that certain Assignment and Assumption Agreement dated October 26, 2020 between WaterCo and Bullfrog Gold Corp., a Delaware corporation (the “Mud Camp Assignment”), pursuant to which WaterCo has an irrevocable option and right to purchase 100 annual acre-feet of the water rights from Permit 14059 (Certificate 5156), subject to the terms of the Mud Camp Assignment, as further disclosed in that certain Deed from Mud Camp Mining Company, L.L.C., a Nevada limited liability company, to Bullfrog Mines LLC, a Delaware limited liability company, recorded in the records of the Nye County Recorder as document number 944679.

Exhibit A – Page 6

EXHIBIT A-2 – Bullfrog Property

1.	Owned Patented Mining Claims

The following fifty-one patented mining claims located in Sections 2-5, 7-11, 15-17, 22, 23, and 27 of T12S, R46E; Sections 12 and 13 of T12S, R45E; and Sections 1, 2, and 12 of T13S, R47E, MDM, Nye County, Nevada:

Patent Name	Mineral Survey No.	Assessor’s Parcel No.
Amathyst	2629	000-003-40
Providence	2470	000-000-29
Aurium	2654	000-000-29
Crystal	2418	000-000-39
Oliver	2340	000-000-39
EMERALD	2318	000-156-72
RUBY	2318	000-156-72
NORTHSTAR	2377	000-000-76
LOUISVILLE	2384	000-001-46
DENVER FRACTION	2430	000-001-46
TRAMP NO. 2	2449	000-001-46
SIDEWINDER	2450	000-001-46
TIGER	2450	000-001-46
TRAMP EXTENSION	2451	000-001-46
TRAMP NO. 1	2451	000-001-46
HOBO	2457	000-001-46
VIRGINIA	2487	000-128-69
DIAMOND HITCH	2490	000-001-47
COMET	2492	000-001-47
LE ROI	2493	000-001-47
UGLY DUCKLING	2494	000-156-73
LE ROI FRACTION	2495	000-156-73
DEL MONTE	2510A	000-158-46
POLARIS	2510A	000-158-46
DENVER NO. 2	2530	000-001-46
VENTURE	2530	000-001-46
DENVER NO. 3	2538	000-001-46
SUNSET NO. 1	2539	000-002-80
SUNSET NO. 2	2539	000-002-80
CHIEF	2562	000-001-47
PRINCE	2562	000-001-47

Exhibit A – Page 7

S.L.	2785	000-156-65
SPEARHEAD	2785	000-156-65
SUMMIT	2785	000-156-65
AURORA	3125	000-158-45
GRAND PRIZE	3125	000-158-45
QUARTETTE	3125	000-000-80
H071 TRACT 37 PATENT	FP7076	018-621-01
BULL FROG NO. 2	2294	000-000-59
BULLFROG	2294	000-000-59
BULLFROG FRACTION LODE	2496	000-000-59
DELAWARE NO. 1	2590	000-000-59
ETHEL	2590	000-000-59
JUMBO	2590	000-000-59
NEVADA	2599	000-001-22
ROOSEVELT	2599	000-001-22
TEDDY	2599	000-001-22
TEDDY FRACTION	2599	000-001-22
PACIFIC PLACER	4500	000-258-63
NEVADA PLACER	4500	000-258-63
PARIAN PLACER	4500	000-258-63

2.	Owned Unpatented Mining Claims

The following six hundred ninety-one unpatented mining claims located in Sections 3, 4, 5, 8, 9,

10, 14, 15, 16, 17, 21, 22, 23, 25, 26, 35 and 36 of T 11S, R46E, and Sections 1, 2, 3, 5, 6, 8, 9,

10, 11, 12, 13, 14, 15, 16, 17, 20, 21, 22, 23, and 27 of T12S, R46E, MDM, Nye County, Nevada:

Claim Name	BLM Serial Number
BFGC 1	NMC1147851
BFGC 2	NMC1147852
BFGC 3	NMC1147853
BFGC 4	NMC1147854
BFGC 5	NMC1147855
BFGC 6	NMC1147856
BFGC 8	NMC1147857
BFGC 9	NMC1147858
BFGC 10	NMC1147859
BFGC 11	NMC1147860
BFGC 12	NMC1147861
BFGC 13	NMC1147862

Exhibit A – Page 8

BFGC 14	NMC1147863
BFGC 15	NMC1147864
BFGC 16	NMC1147865
BFGC 17	NMC1147866
BFGC 18	NMC1147867
BFGC 19	NMC1147868
BFGC 20	NMC1147869
BFGC 21	NMC1147870
BFGC 22	NMC1147871
BFGC 23	NMC1147872
BFGC 24	NMC1147873
BFGC 25	NMC1147874
BFGC 26	NMC1147875
BFGC 27	NMC1147876
BFGC 28	NMC1147877
BFGC 29	NMC1147878
BFGC 30	NMC1147879
BFGC 31	NMC1147880
BFGC 32	NMC1147881
BFGC 33	NMC1147882
BFGC 34	NMC1147883
BFGC 35	NMC1147884
BFGC 36	NMC1147885
BFGC 37	NMC1147886
BFGC 38	NMC1147887
BFGC 39	NMC1147888
BFGC 40	NMC1147889
BFGC 41	NMC1147890
BFGC 42	NMC1147891
BFGC 43	NMC1147892
BFGC 44	NMC1147893
BFGC 45	NMC1147894
BFGC 46	NMC1147895
BFGC 47	NMC1147896
BFGC 48	NMC1147897
BFGC 49	NMC1147898
BFGC 50	NMC1147899
BFGC 51	NMC1147900
BFGC 52	NMC1147901

Exhibit A – Page 9

BFGC 53	NMC1147902
BFGC 54	NMC1147903
BFGC 55	NMC1147904
BFGC 56	NMC1147905
BFGC 57	NMC1147906
BFGC 58	NMC1147907
BFGC 59	NMC1147908
BFGC 60	NMC1147909
BFGC 61	NMC1147910
BFGC 62	NMC1147911
BFGC 7	NMC1154057
BFGC 63	NMC1154058
BFGC 64	NMC1154059
BFGC 65	NMC1154060
BFGC 66	NMC1154061
BFGC 67	NMC1154062
BFGC 68	NMC1154063
BFGC 69	NMC1154064
BFGC 70	NMC1154065
BFGC 71	NMC1154066
BFGC 72	NMC1154067
BFGC 73	NMC1154068
BFGC 74	NMC1154069
BFGC 75	NMC1154070
BFGC 76	NMC1154071
BFGC 77	NMC1154072
BFGC 78	NMC1154073
BFGC 79	NMC1154074
BFGC 80	NMC1154075
BFGC 81	NMC1154076
BFGC 82	NMC1154077
BFGC 83	NMC1154078
BFGC 84	NMC1154079
BFGC 85	NMC1154080
BFGC 86	NMC1154081
BFGC 87	NMC1154082
BFGC 88	NMC1154083
BFGC 89	NMC1177609
BFGC 90	NMC1177610

Exhibit A – Page 10

BFGC 91	NMC1177611
BFGC 92	NMC1177612
BFGC 93	NMC1177613
BFGC 94	NMC1177614
BFGC 95	NMC1177615
BFGC 96	NMC1177616
BFGC 97	NMC1177617
BFGC 98	NMC1177618
BFGC 99	NMC1177619
BFGC 100	NMC1177620
BFGC 101	NMC1177621
BFGC 102	NMC1177622
BFGC 103	NMC1177623
BFGC 104	NMC1177624
BFGC 105	NMC1177625
BFGC 106	NMC1177626
BFGC 107	NMC1177627
BFGC 108	NMC1177628
BFGC 109	NMC1177629
BFGC 110	NMC1177630
BFGC 111	NMC1177631
BFGC 112	NMC1185280
BFGC 113	NMC1185281
BFGC 114	NMC1185282
BFGC 115	NMC1185283
BFGC 116	NMC1185284
BFGC 117	NMC1185285
BFGC 118	NMC1185286
BFGC 119	NMC1185287
BFGC 120	NMC1185288
BFGC 121	NMC1185289
BFGC 122	NMC1185290
BFGC 123	NMC1185291
BFGC 124	NMC1185292
BFGC 125	NMC1185293
BFGC 126	NMC1185294
BFGC 127	NMC1185295
BFGC 128	NMC1185296
BFGC 129	NMC1185297

Exhibit A – Page 11

BFGC 130	NMC1185298
BFGC 131	NMC1185299
BFGC 132	NMC1185300
BFGC 133	NMC1185301
BFGC 134	NMC1185302
BEATTY CON # 1	NMC109662
LUCKY QUEEN	NMC109667
BC # 8 BABINGTON	NMC109697
BC # 9 CORNELL	NMC109698
BC # 10 FLIN FLON 2	NMC109699
BVD 6	NMC987963
BVD 5	NMC987964
BVD 324	NMC987965
BVD 323	NMC987966
BVD 322	NMC987967
BVD 321	NMC987968
BVD 317	NMC987969
BVD 316	NMC987970
BVD 315	NMC987971
BVD 314	NMC987972
BVD 303	NMC987973
BVD 302	NMC987974
BVD 301	NMC987975
BVD 300	NMC987976
BVD 207	NMC987977
BVD 206	NMC987978
BVD 205	NMC987979
BVD 204	NMC987980
BVD 203	NMC987981
BVD 202	NMC987982
BVD 201	NMC987983
BVD 200	NMC987984
BVD 107	NMC987985
BVD 106	NMC987986
BVD 105	NMC987987
BVD 41	NMC987988
BVD 40	NMC987989
BVD 32	NMC987990
BVD 31	NMC987991

Exhibit A – Page 12

BVD 30	NMC987992
BVD 29	NMC987993
BVD 36	NMC987994
BVD 35	NMC987995
BVD 34	NMC987996
BVD 33	NMC987997
BVD 28	NMC987998
BVD 27	NMC987999
BVD 26	NMC988000
BVD 25	NMC988001
BVD 19	NMC988002
BVD 18	NMC988003
BVD 17	NMC988004
BVD 16	NMC988005
BVD 24	NMC988006
BVD 23	NMC988007
BVD 22	NMC988008
BVD 21	NMC988009
BVD 20	NMC988010
BVD 15	NMC988011
BVD 14	NMC988012
BVD 13	NMC988013
BVD 12	NMC988014
BVD 11	NMC988015
BVD 39	NMC988016
BVD 38	NMC988017
BVD 37	NMC988018
BVD 10	NMC988019
BVD 9	NMC988020
BVD 8	NMC988021
BVD 7	NMC988022
BVD 4	NMC988023
BVD 3	NMC988024
BVD 2	NMC988025
BVD 1	NMC988026
BVD 401	NMC992989
BVD 402	NMC992990
BVD 403	NMC992991
BVD 404	NMC992992

Exhibit A – Page 13

BVD 405	NMC992993
BVD 406	NMC992994
BVD 407	NMC992995
BVD 408	NMC992996
BVD 409	NMC992997
BVD 410	NMC992998
BFG 135	NV105225834
BFG 136	NV105225835
BFG 137	NV105225836
BFG 138	NV105225837
Shorty 1	NMC1058705
Shorty 2	NMC1058706
Shorty 3	NMC1058707
Shorty 4	NMC1058708
Shorty 5	NMC1058709
Shorty 6	NMC1058710
Shorty 7	NMC1058711
Shorty 8	NMC1058712
Shorty 10	NMC1058713
Shorty 11	NMC1058714
Shorty 12	NMC1058715
ACE NUMBER 1	NMC112229
ACE NO. 2*	NMC112230
RHYOLITE NO. 5	NMC128705
GOLDEN EAGLE # 2*	NMC298788
GOLDEN EAGLE # 3*	NMC298789
GOLDEN AGE # 1*	NMC298790
GOLDEN AGE # 2*	NMC298791
GOLDEN AGE # 3*	NMC298792
GOLDEN AGE # 4*	NMC298793
BEV # 43	NMC350754
BEV # 44	NMC350755
BEV # 45	NMC350756
BEV # 46	NMC350757
BEV # 53	NMC350764
BEV # 54	NMC350765
BEV # 65	NMC350776
BEV # 73	NMC350784
RACHAEL # 3	NMC400293

Exhibit A – Page 14

RACHAEL # 4	NMC400294
RACHAEL # 5	NMC400295
MIKE 9	NMC415141
MIKE 10	NMC415142
IRBF # 5	NMC418634
IRBF # 6	NMC418635
IRBF # 8	NMC418637
IRISH EYES # 2	NMC436850
CHERYL MARIE # 3	NMC436852
GOLDEN SLIVER	NMC436855
TOTO # 1	NMC436856
TOTO # 2	NMC436857
TOTO # 3	NMC436858
TOTO # 4	NMC436859
TOTO # 5	NMC436860
TOTO # 6	NMC436861
TOTO # 7	NMC436862
OVERSIGHT	NMC436870
ERICA ANN # 1	NMC436876
DOUG'S DESPAIR # 1	NMC453427
BEV NO. 17	NMC507261
BEV NO. 18	NMC507262
BEV NO. 19	NMC507263
BEV NO. 20	NMC507264
BEV NO. 55	NMC507277
BEV NO. 66	NMC507287
BEV NO. 67	NMC507288
LITTLE BEV # 9	NMC523201
BROTHER 1	NMC551789
BROTHER 2	NMC551790
GOLDEN AGE # 6	NMC583381
GOLDEN AGE # 7*	NMC583382
GOLDEN AGE # 8*	NMC583383
GOLDEN AGE # 9*	NMC583384
GOLDEN AGE # 13*	NMC583386
BEV 47 A	NMC819978
BEV 48 A	NMC819979
BFMS NO. 1	NMC519933
BFMS NO. 2	NMC519934

Exhibit A – Page 15

BFMS NO. 3	NMC519935
BFMS NO. 4	NMC519936
BFMS NO. 5	NMC519937
BFMS NO. 6	NMC519938
BFMS NO. 7	NMC519939
BFMS NO. 8	NMC519940
BFMS NO. 9	NMC519941
BFMS NO. 10	NMC519942
BFMS 11	NMC519943
BFMS NO. 12	NMC519944
BFMS NO. 13	NMC519945
BFMS NO. 14	NMC519946
BFMS NO. 15	NMC519947
BFMS NO. 16	NMC519948
BFMS NO. 17	NMC519949
BFMS NO. 18	NMC519950
BFMS NO. 19	NMC519951
BFMS NO. 20	NMC519952
BFMS NO. 21	NMC519953
BFMS NO. 22	NMC519954
BFMS NO. 23	NMC519955
BFMS NO. 24	NMC519956
BFMS NO. 25	NMC519957
BFMS NO. 26	NMC519958
BFMS NO. 27	NMC519959
BFMS NO. 28	NMC519960
BFMS NO. 29	NMC519961
BFMS NO. 30	NMC519962
BFMS NO. 31	NMC519963
BFMS NO. 32	NMC519964
BFMS NO. 33	NMC519965
BFMS NO. 36	NMC519968
BFMS NO. 37	NMC519969
BFMS NO. 38	NMC519970
BFMS 41	NMC519973
BFMS NO. 42	NMC519974
BFMS NO. 43	NMC519975
BFMS NO. 46	NMC519978
BFMS NO. 48	NMC519980

Exhibit A – Page 16

BFMS NO. 49	NMC519981
BFMS NO. 50	NMC519982
BFMS NO. 51	NMC519983
BFMS NO. 52	NMC519984
BFMS NO. 53	NMC519985
BFMS NO. 56	NMC519988
BFMS NO. 57	NMC519989
BFMS NO. 58	NMC519990
BFMS NO. 59	NMC519991
BFMS NO. 60	NMC519992
BFMS NO. 61	NMC519993
BFMS NO. 63	NMC519995
BFMS NO. 64	NMC519996
BFMS NO. 65	NMC519997
BFMS NO. 66	NMC519998
BFMS NO. 67	NMC519999
BFMS NO. 71	NMC528590
BFMS 72	NMC528591
BFMS NO. 73	NMC528592
BFMS NO. 92	NMC528611
BFMS NO. 93	NMC528612
BFMS NO. 94	NMC528613
BFMS NO. 95	NMC528614
BFMS NO. 96	NMC528615
BFMS NO. 97	NMC528616
BFMS NO. 98	NMC528617
BFMS NO. 101	NMC528620
BFMS NO. 104	NMC528623
BFMS NO. 105	NMC528624
BFMS NO. 106	NMC528625
BFMS NO. 107	NMC528626
BFMS NO. 110	NMC528629
BFMS NO. 111	NMC528630
BFMS NO. 114	NMC528633
BFMS NO. 115	NMC528634
BFMS NO. 116	NMC528635
BFMS NO. 119	NMC528638
BFMS NO. 205	NMC528724
BFMS NO. 206	NMC528725

Exhibit A – Page 17

BFMS NO. 207	NMC528726
BFMS NO. 208	NMC528727
BFMS NO. 209	NMC528728
BFMS NO. 250	NMC528769
BFMS NO. 251	NMC528770
BFMS NO. 252	NMC528771
BFMS NO. 253	NMC528772
BFMS NO. 254	NMC528773
BFMS NO. 255	NMC528774
BFMS NO. 256	NMC528775
BFMS 257	NMC528776
BGMW NO. 1	NMC551064
BGMW NO. 3	NMC551065
BGMW NO. 11	NMC551066
BGMW NO. 13	NMC551067
BFMS 47 A	NMC817723
AUG 001	NV105253630
AUG 002	NV105253631
AUG 003	NV105253632
AUG 004	NV105253633
AUG 005	NV105253634
AUG 006	NV105253635
AUG 007	NV105253636
AUG 008	NV105253637
AUG 009	NV105253638
AUG 010	NV105253639
AUG 011	NV105253640
AUG 012	NV105253641
AUG 013	NV105253642
AUG 014	NV105253643
AUG 015	NV105253644
AUG 016	NV105253645
AUG 017	NV105253646
AUG 018	NV105253647
AUG 019	NV105253648
AUG 020	NV105253649
AUG 021	NV105253650
AUG 022	NV105253651
AUG 023	NV105253652

Exhibit A – Page 18

AUG 024	NV105253653
AUG 025	NV105253654
AUG 026	NV105253655
AUG 027	NV105253656
AUG 028	NV105253657
AUG 029	NV105253658
AUG 030	NV105253659
AUG 031	NV105253660
AUG 032	NV105253661
AUG 033	NV105253662
AUG 034	NV105253663
AUG 035	NV105253664
AUG 036	NV105253665
AUG 037	NV105253666
AUG 038	NV105253667
AUG 039	NV105253668
AUG 040	NV105253669
AUG 041	NV105253670
AUG 042	NV105253671
AUG 043	NV105253672
AUG 044	NV105253673
AUG 045	NV105253674
AUG 046	NV105253675
AUG 047	NV105253676
AUG 048	NV105253677
AUG 049	NV105253678
AUG 050	NV105253679
AUG 051	NV105253680
AUG 052	NV105253681
AUG 053	NV105253682
AUG 054	NV105253683
AUG 055	NV105253684
AUG 056	NV105253685
AUG 057	NV105253686
AUG 058	NV105253687
AUG 059	NV105253688
AUG 060	NV105253689
AUG 061	NV105253690
AUG 062	NV105253691

Exhibit A – Page 19

AUG 063	NV105253692
AUG 064	NV105253693
AUG 065	NV105253694
AUG 066	NV105253695
AUG 067	NV105253696
AUG 068	NV105253697
AUG 069	NV105253698
AUG 070	NV105253699
AUG 071	NV105253700
AUG 072	NV105253701
AUG 073	NV105253702
AUG 074	NV105253703
AUG 075	NV105253704
AUG 076	NV105253705
AUG 077	NV105253706
AUG 078	NV105253707
AUG 079	NV105253708
AUG 080	NV105253709
AUG 081	NV105253710
AUG 082	NV105253711
AUG 083	NV105253712
AUG 084	NV105253713
AUG 085	NV105253714
AUG 086	NV105253715
AUG 087	NV105253716
AUG 088	NV105253717
AUG 089	NV105253718
AUG 090	NV105253719
AUG 091	NV105253720
AUG 092	NV105253721
AUG 093	NV105253722
AUG 094	NV105253723
AUG 095	NV105253724
AUG 096	NV105253725
AUG 097	NV105253726
AUG 098	NV105253727
AUG 099	NV105253728
AUG 100	NV105253729
AUG 101	NV105253730

Exhibit A – Page 20

AUG 102	NV105253731
AUG 103	NV105253732
AUG 104	NV105253733
AUG 105	NV105253734
AUG 106	NV105253735
AUG 107	NV105253736
AUG 108	NV105253737
AUG 109	NV105253738
AUG 110	NV105253739
AUG 111	NV105253740
AUG 112	NV105253741
AUG 113	NV105253742
AUG 114	NV105253743
AUG 115	NV105253744
AUG 116	NV105253745
AUG 117	NV105253746
AUG 118	NV105253747
AUG 119	NV105253748
AUG 120	NV105253749
AUG 121	NV105253750
AUG 122	NV105253751
AUG 123	NV105253752
AUG 124	NV105253753
AUG 125	NV105253754
AUG 126	NV105253755
AUG 127	NV105253756
AUG 128	NV105253757
AUG 129	NV105253758
AUG 130	NV105253759
AUG 131	NV105253760
AUG 132	NV105253761
AUG 133	NV105253762
AUG 134	NV105253763
AUG 135	NV105253764
AUG 136	NV105253765
AUG 137	NV105253766
AUG 138	NV105253767
AUG 139	NV105253768
AUG 140	NV105253769

Exhibit A – Page 21

AUG 141	NV105253770
AUG 142	NV105253771
AUG 143	NV105253772
AUG 144	NV105253773
AUG 145	NV105253774
AUG 146	NV105253775
AUG 147	NV105253776
AUG 148	NV105253777
AUG 149	NV105253778
AUG 150	NV105253779
AUG 151	NV105253780
AUG 152	NV105253781
AUG 153	NV105253782
AUG 154	NV105253783
AUG 155	NV105253784
AUG 156	NV105253785
AUG 157	NV105253786
AUG 158	NV105253787
AUG 159	NV105253788
AUG 160	NV105253789
AUG 161	NV105253790
AUG 162	NV105253791
AUG 163	NV105253792
AUG 164	NV105253793
AUG 165	NV105253794
AUG 166	NV105253795
AUG 167	NV105253796
AUG 168	NV105253797
AUG 169	NV105253798
AUG 170	NV105253799
AUG 171	NV105253800
AUG 172	NV105253801
AUG 173	NV105253802
AUG 174	NV105253803
AUG 175	NV105253804
AUG 176	NV105253805
AUG 177	NV105253806
AUG 178	NV105253807
AUG 179	NV105253808

Exhibit A – Page 22

AUG 180	NV105253809
AUG 181	NV105253810
AUG 182	NV105253811
AUG 183	NV105270056
AUG 184	NV105270057
AUG 185	NV105270058
AUG 186	NV105270059
AUG 187	NV105270060
AUG 188	NV105270061
AUG 189	NV105270062
AUG 190	NV105270063
AUG 191	NV105270064
AUG 192	NV105270065
AUG 193	NV105270066
AUG 194	NV105270067
AUG 195	NV105270068
AUG 196	NV105270069
AUG 197	NV105270070
AUG 198	NV105270071
AUG 199	NV105270072
AUG 200	NV105270073
AUG 201	NV105270074
AUG 202	NV105270075
AUG 203	NV105270076
AUG 204	NV105270077
AUG 205	NV105270078
AUG 206	NV105270079
AUG 207	NV105270080
AUG 208	NV105270081
AUG 209	NV105270082
AUG 210	NV105270083
AUG 211	NV105270084
AUG 212	NV105270085
AUG 213	NV105270086
AUG 214	NV105270087
AUG 215	NV105270088
AUG 216	NV105270089
AUG 217	NV105270090
AUG 218	NV105270091

Exhibit A – Page 23

AUG 219	NV105270092
AUG 220	NV105270093
AUG 221	NV105270094
AUG 222	NV105270095
AUG 223	NV105270096
AUG 224	NV105270097
AUG 225	NV105270098
AUG 226	NV105270099
AUG 227	NV105270100
AUG 228	NV105270101
AUG 229	NV105270102
AUG 230	NV105270103
AUG 231	NV105270104
AUG 232	NV105270105
AUG 233	NV105270106
AUG 234	NV105270107
AUG 235	NV105270108
AUG 236	NV105270109
AUG 237	NV105270110
AUG 238	NV105270111
AUG 239	NV105270112
AUG 240	NV105270113
AUG 241	NV105270114
AUG 242	NV105270115
AUG 243	NV105270116
AUG 244	NV105270117
AUG 245	NV105270118
AUG 246	NV105270119
AUG 247	NV105270120
AUG 248	NV105270121
AUG 249	NV105270122
AUG 250	NV105270123
AUG 251	NV105270124
AUG 252	NV105270125
AUG 253	NV105270126
AUG 254	NV105270127
AUG 255	NV105270128
AUG 256	NV105270129
AUG 257	NV105270130

Exhibit A – Page 24

AUG 258	NV105270131
AUG 259	NV105270132
AUG 260	NV105270133
AUG 261	NV105270134
AUG 262	NV105270135
AUG 263	NV105270136
AUG 264	NV105270137
AUG 265	NV105270138
AUG 266	NV105270139
AUG 267	NV105270140
AUG 268	NV105270141
AUG 269	NV105270142
AUG 270	NV105270143
AUG 271	NV105270144
AUG 272	NV105270145
AUG 273	NV105270146
AUG 274	NV105270147
AUG 275	NV105270148
AUG 276	NV105270149
AUG 277	NV105270150
AUG 278	NV105270151
AUG 279	NV105270152
AUG 280	NV105270153
AUG 281	NV105270154
AUG 282	NV105270155
AUG 283	NV105270156
AUG 284	NV105270157
AUG 285	NV105270158
AUG 286	NV105270159
AUG 287	NV105270160
AUG 288	NV105270161
AUG 289	NV105270162
AUG 290	NV105270163
AUG 291	NfV105270164
AUG 292	NV105270165
AUG 293	NV105270166
AUG 294	NV105270167
AUG 295	NV105270168
AUG 296	NV105760663

Exhibit A – Page 25

AUG 297	NV105760664
AUG 298	NV105760665
AUG 299	NV105760666
AUG 300	NV105760667
AUG 301	NV105760668
AUG 302	NV105760669
AUG 303	NV105760670
AUG 304	NV105760671
AUG 305	NV105760672
AUG 306	NV105760673
AUG 307	NV105760674
AUG 308	NV105760675
AUG 309	NV105760676
AUG 310	NV105760677
AUG 311	NV105760678

3.	Leased Patented Mining Claims

The following twenty-four patented mining claims located in Sections 3-5, 8-11, and 15-17 of T12S, R46E, MDM, Nye County, Nevada, held pursuant to a Mining Lease dated July 1, 2017 by and between Lunar Landing LLC, as lessor, and Rocky Mountain Minerals Corp., as lessee:

Patent Name	Mineral Survey No.	Assessor’s Parcel No.
Elkhorn	2736	000-002-10
Red Bluff	2540	000-002-10
Black Bull	2425	000-002-10
Bell Boy Fraction	2425	000-002-10
South Fraction	2425	000-002-10
Lookout	2461	000-002-10
Molly Gibson #1	3043	000-002-10
Molly Gibson #2	3043	000-002-10
Molly Gibson #3	3043	000-002-10
Molly Gibson #4	3043	000-002-10
Molly Gibson #5	3043	000-002-10
Rand	2784	000-002-10
Rand #1	2784	000-002-10
Rand #2	2784	000-002-10
Rand #3	2784	000-002-10
Rand Fraction	2784	000-002-10
Early Bird	2491	000-002-10

Exhibit A – Page 26

Unexpected	2735	000-002-10
Scorpion	2411	000-002-10
St. Anthony	2734	000-002-10
Eva Bell	2576	000-002-10
Gem Fraction	2377	000-002-10
Quartzsite Fraction	2422	000-002-10
Annex	2715	000-002-10

4.	Unpatented Mining Claims Controlled Pursuant to Option Agreement

The following twelve patented mining claims located in Sections 2, 3, 10, and 11 of T12S, R46E, MDM, Nye County, Nevada, controlled pursuant to an Option Agreement dated October 29, 2014, by and between Mojave Gold Mining Corporation, as optionor, and Rocky Mountain Minerals Corporation, as optionee:

Patent Name	Mineral Survey No.	Assessor’s Parcel No.
Polaris Fraction	2426	000-003-16
Inaugural Fraction	2426	000-003-16
Three Peaches	2426	000-003-16
Little Fraction	2471A	000-003-16
Indian Johnnie	2471A	000-003-16
Shoshone	2471A	000-003-16
Del Monte Fraction	2501A	000-003-16
Shoshone Two	2471A	000-003-16
Shoshone Three	2471A	000-003-16
Oro Grande	2470	000-003-14
Shoshone Extension	2470	000-003-14
Greenhorn	2470	000-003-14

5.	Unpatented Mining Claims Controlled Pursuant to Option Agreement

The following forty-three unpatented mining claims located in Sections 20-22 and 27-29 of T12S, R46E, MDM, Nye County, Nevada, controlled pursuant to a Mining Option Agreement dated December 9, 2020, by and between Abitibi Royalties (USA) Inc., as optionor, and Bullfrog Mines LLC, as optionee:

Claim Name	BLM Serial Number
AR 1	NMC1209019
AR 2	NMC1209020
AR 3	NMC1209021

Exhibit A – Page 27

AR 4	NMC1209022
AR 5	NMC1209023
AR 6	NMC1209024
AR 7	NMC1209025
AR 8	NMC1209026
AR 9	NMC1209027
AR 10	NMC1209028
AR 11	NMC1209029
AR 12	NMC1209030
AR 13	NMC1209031
AR 14	NMC1209032
AR 15	NMC1209033
AR 16	NMC1209034
AR 17	NMC1209035
AR 18	NMC1209036
AR 19	NMC1209037
AR 20	NMC1209038
AR 21	NMC1209039
AR 22	NMC1209040
AR 23	NMC1209041
AR 24	NMC1209042
AR 25	NMC1209043
AR 26	NMC1209044
AR 27	NMC1209045
AR 28	NMC1209046
AR 29	NMC1209047
AR 30	NMC1209048
AR 31	NMC1209049
AR 32	NMC1209050
AR 33	NMC1209051
AR 34	NMC1209052
AR 35	NMC1209053
AR 36	NMC1209054
AR 37	NMC1209055
AR 38	NMC1209056
AR 39	NMC1209057
AR 40	NMC1209058
AR 41	NMC1209059
AR 42	NMC1209060
AR 43	NMC1209061

[End]

Exhibit A – Page 28

Exhibit B

DESCRIPTION OF PERSONAL PROPERTY

(a)  All Personal Property (including all goods, supplies, equipment, furniture, furnishings, fixtures, machinery, inventory, construction materials and software embedded in any of the foregoing) in which Trustor now has or hereafter acquires an interest or right, which is now or hereafter located on or affixed to the Real Property or the Improvements or used or useful in or related to the operation, use or occupancy thereof or the construction of any Improvements thereon, together with any interest of Trustor in and to personal property which is leased or subject to any superior security interest, and all books, records, leases and other agreements, documents and instruments of whatever kind or character, relating to the Real Property, Improvements or such personal property;

(b)  All fees, income, rents, issues, profits, earnings, receipts, royalties and revenues which, after the date hereof and while any portion of the Secured Obligations remains unpaid or unperformed, may accrue to Trustor from such personal property or any part thereof or from the Real Property, the Improvements or any other part of the Trust Estate, or which may be received or receivable by Trustor from any hiring, using, letting, leasing, subhiring, subletting, subleasing, occupancy, operation or use thereof;

(c)  All of Trustor’s present and future rights to receive payments of money, services or property, including rights to all deposits from tenants of the Real Property or Improvements, rights to receive capital contributions or subscriptions from Trustor’s partners, members or shareholders, amounts payable on account of the sale of any capital stock of Trustor, accounts and other accounts receivable, deposit accounts maintained with Beneficiary and its affiliates, chattel paper (whether tangible or electronic), notes, drafts, contract rights, instruments and general intangibles, all as defined in the Nevada Uniform Commercial Code, as presently or hereafter in effect, and principal, interest and payments due on account of goods sold or leased, services rendered, loans made or credit extended, together with title to or interest in all agreements, documents and instruments evidencing, securing or guarantying the same;

(d) All other intangible property (and related software) and rights relating to the Real Property, the Improvements, the personal property described in Paragraph (a) above or the operation, occupancy or use thereof, including all governmental and non-governmental permits, licenses and approvals relating to construction on or operation, occupancy or use of the Real Property or Improvements, all names under or by which the Real Property or Improvements may at any time be operated or known, all rights to carry on business under any such names, or any variant thereof, all trade names and trademarks relating in any way to the Real Property or the Improvements, and all good will and software in any way relating to the Real Property or the Improvements;

(e) Trustor’s rights under all insurance policies covering the Real Property, the Improvements, the Personal Property and the other parts of the Trust Estate and any and all proceeds, loss payments and premium refunds payable regarding the same;

Exhibit B – Page 1

(f)  All reserves, deferred payments, deposits, refunds, cost savings and payments of any kind relating to the construction of any Improvements on the Real Property;

(g) All water rights, water shares and water agreements relating to the Real Property;

(h)  All shares and membership interests in entities related to the Real Property, including all of Reward’s membership interests in WaterCo, together with all claims, rights, privileges, authority and powers (including management rights and authorities) of Reward relating to WaterCo or under any organizational document of WaterCo, and any and all interest of Reward in the entries on the books of any financial intermediary pertaining to such membership interests;

(i)  All causes of action, claims, compensation and recoveries for any damage to, destruction of, or condemnation or taking of the Real Property, the Improvements, the Personal Property or any other part of the Trust Estate, or for any conveyance in lieu thereof, whether direct or consequential, or for any damage or injury to the Real Property, the Improvements, the Personal Property or any other part of the Trust Estate, or for any loss or diminution in value of the Real Property, the Improvements, the Personal Property or any other part of the Trust Estate;

(j)  All geological, architectural, structural, mechanical and engineering plans and specifications prepared for construction of Improvements or extraction of minerals from the Real Property and all studies, data and drawings related thereto; and also all contracts and agreements of Trustor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings or to the construction of Improvements on or extraction of minerals from the Real Property;

(k)  All commercial tort claims Trustor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Exhibit B or elsewhere in this Deed of Trust;

(l)  All letter of credit rights (whether or not the letter of credit is evidenced by a writing) Trustor now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Deed of Trust;

(m)  All proceeds from any of the aforesaid collateral and all supporting obligations ancillary thereto or arising in any way in connection therewith;

(n)  All of Trustor’s rights in any and all warranties and guaranties with respect to any goods, materials, supplies, chattels, fixtures, equipment, machinery, building materials and work in progress attached to or placed in or on any part of the Real Property, or used in connection with any construction on the Real Property; and

(o)  All of Trustor’s rights in all plans, specifications, plats, agreements, assessments, reports and surveys related to the Real Property.

Exhibit B – Page 2

Notwithstanding the foregoing, the Personal Property shall not include any of the following (i) any Other Agreements or other permit or license to the extent that Trustor is expressly prohibited from granting a security interest in such instrument pursuant to the terms thereof, but only to the extent such prohibition is not invalidated under the Nevada Uniform Commercial Code, (ii) governmental licenses, state or local franchises, charters and authorizations and any other property and assets to the extent that Trustee or Beneficiary may not validly possess a security interest therein under applicable laws (including rules and regulations of any governmental authority or agency) or the pledge or creation of a security interest which would require governmental consent, approval, license or authorization, other than to the extent such prohibition or limitation is rendered ineffective under the Nevada Uniform Commercial Code or other applicable law notwithstanding such prohibition, including any governmental licenses or state or local franchises, charters and authorizations to the extent a security interest is prohibited or restricted thereby; (iii) any lease, license, permit or agreement (A) to the extent that a grant of a security interest therein (1) is prohibited by applicable law other than to the extent such prohibition is rendered ineffective under Section 9-406, 9-407, 9-408 or 9-409 (or any successor provisions thereof) of the Nevada Uniform Commercial Code or other applicable law notwithstanding such prohibition, or (2) would violate the express terms thereof or would give rise to a termination right thereunder (except to the extent such provision is rendered ineffective under Section 9-406, 9-407, 9-408 or 9-409 (or any successor provisions thereof) of the Nevada Uniform Commercial Code or other applicable law notwithstanding such prohibition), or (B) which by their express terms are not assignable or would become void, voidable, terminable or revocable if pledged or assigned hereunder without written consent of the other party(ies) thereto (except to the extent such provision is rendered ineffective under Section 9-406, 9-407, 9-408 or 9-409 (or any successor provisions thereof) of the Nevada Uniform Commercial Code or other applicable law notwithstanding such prohibition); provided, Trustor shall have no obligations to obtain any such consent; (iv) any property or asset for which the creation or perfection of pledges or security interests therein could reasonably be expected to result in material adverse tax consequences or adverse regulatory consequences to Trustor or any of its affiliates, as reasonably determined by Trustor; (v) any deposit accounts that are used exclusively for tax accounts, withholding accounts, payroll accounts or trust accounts, and in each case, any funds on deposit therein; and (vi) any United States intent-to-use trademark application to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under the applicable federal law (the assets described in the immediately preceding clauses (i) through (vi) collectively, the “Excluded Assets”); provided further, however, that Excluded Assets shall not include any proceeds, substitutions or replacements of any Excluded Assets referred to in clauses (i) through (vi) unless such proceeds, substitutions or replacements would independently constitute Excluded Assets referred to in clauses (i) through (vi). Notwithstanding the foregoing, if and when any property that would otherwise constitute Personal Property shall cease to be Excluded Assets, a lien on and security interest in such property shall be deemed granted therein.

[End]

Exhibit B – Page 3